Exhibit 10.1

EXECUTION COPY

FRAMEWORK AGREEMENT

Dated March 18, 2013

by and among

AMERISOURCEBERGEN CORPORATION,

WALGREEN CO.

and

ALLIANCE BOOTS GMBH

TABLE OF CONTENTS

		Page
Article I

Warrants Issuance; Closing
1.1	Warrants Issuance	2
1.2	Closing	2
1.3	Interpretation	3
Article II

Representations and Warranties
2.1	Disclosure	4
2.2	Representations and Warranties of the Company	6
2.3	Representations and Warranties of Walgreens and Alliance Boots	11

Article III

Covenants

3.1	Efforts	13
3.2	Public Announcements	17
3.3	Expenses	17
3.4	Sufficiency of Authorized Common Stock	18
3.5	Pursuit of Other Opportunities	18
3.6	Non-Solicit	18
3.7	Financing Cooperation	19

Article IV

Additional Agreements

4.1	Additional Equity Purchases	21
4.2	Acquisition for Investment	24
4.3	Legend	24
4.4	Anti-takeover Provisions and Rights Plan	25

Article V

Miscellaneous

5.1	Termination of This Agreement; Other Triggers	25
5.2	Amendment	30

i

5.3	Waiver of Conditions	30
5.4	Counterparts and Facsimile	31
5.5	Governing Law; Submission to Jurisdiction; WAIVER OF JURY TRIAL	31
5.6	Notices	31
5.7	Entire Agreement, Etc.	33
5.8	Definitions of “subsidiary” and “Affiliate”	33
5.9	Assignment	34
5.10	Severability	34
5.11	No Third Party Beneficiaries	34
5.12	Specific Performance	34

LIST OF ANNEXES

ANNEX A:	Shareholders Agreement

ANNEX B-1:	Form of Warrant 1

ANNEX B-2:	Form of Warrant 2

INDEX OF DEFINED TERMS

Term	Page
Additional Open Market Shares	21
Additional Opportunity	18
Affiliate	31
Aggregate Additional Open Market Shares	21
Agreement	1
Alliance Boots	1
AmerisourceBergen Drug	1
Anti-takeover Provisions	10
Antitrust Laws	8
Bankruptcy Exceptions	8
Beneficial Owner	13
Beneficial Ownership	12
Beneficially Own	13
Business Day	4
Closing	2
Commission	5
Common Stock	1
Company	1
Company Benefit Plan	11
Company Disclosure Letter	6
Company Stock Plans	6
Confidentiality Agreements	30
Control	31
Controlled	31
Controlling	31
conversion	22
convertible securities	22
Debt Financing	20
Designees	21
Effect	4
Exchange Act	5
FW JV	1
GAAP	4
Generic Pharmaceuticals Purchasing Services Agreement	1
Governmental Entity	8
HSR Act	8
HSR Filing Date	13, 14
Initial Antitrust Clearance	15
Initial Antitrust Filings	14
Initial Communications Materials	17
Initial Equity Transaction	4
Initial Filing Transaction	14
Initial Number	22
Initial Open Market Shares	21

Investors	4
IOMS Rights Holder	21
Key Company Employee	18
Key Walgreens/Alliance Boots Employee	19
Material Adverse Effect	4
Other Antitrust Clearance	15
Other Antitrust Filings	14
Other Equity Transactions	14
Permitted Transactions	22
Post-Issuance Adjustment	22
Potential Repurchase Increase of Equity Percentage	4
Preferred Stock	6
Previously Disclosed	5
Purchase Approvals	12
Rx Distribution Agreement	1
SEC Reports	5
Second Equity Transaction	4
Securities Act	6
Shareholders Agreement	1
SOX	10
Subject Issuance	22
subsidiary	30
Threshold Notice	23
Threshold Period	23
Transaction Documents	5
Transaction Litigation	16
Transaction Rights Agreement	1
Ultimate Standstill Level	4
Walgreens	1
Walgreens/Alliance Boots Material Adverse Effect	12
Warrant 1	2
Warrant 1 Shares	2
Warrant 2	2
Warrant 2 Shares	2
Warrant 2 Transferability Event	26
Warrant 2 Transferable Portion	26
Warrant Shares	2
Warrants	2
Warrants Issuance	2
WBAD	1

FRAMEWORK AGREEMENT, dated March 18, 2013 (this “Agreement”), by and among AmerisourceBergen Corporation, a Delaware corporation (the “Company”), Walgreen Co., an Illinois corporation (“Walgreens”), and Alliance Boots GmbH, a private limited liability company incorporated under the laws of Switzerland, having its registered office at Baarerstrasse 94, CH 6300 Zug, Switzerland and registered in the Register of Commerce and Companies of the Canton of Zug under No.CH-170.4.007.953.1 (“Alliance Boots”).

RECITALS:

WHEREAS, subject to the terms and conditions hereof, each of the Company, Walgreens and Alliance Boots have determined it to be advisable and in the best interests of their respective companies and stockholders to enter into certain commercial and collaboration arrangements as further set forth herein, including by entering into, at the Closing, that certain (a) Pharmaceutical Purchase and Distribution Agreement, by and between AmerisourceBergen Drug Corporation, a Delaware corporation and wholly owned subsidiary of the Company (“AmerisourceBergen Drug”) and Walgreens, in the form previously agreed by the Company and Walgreens (the “Rx Distribution Agreement”), and (b) Generic Pharmaceuticals Purchasing Services Agreement, by and between AmerisourceBergen Drug and Walgreens Boots Alliance Development GmbH, a private limited liability company incorporated under the laws of Switzerland, having its registered office at Untermattweg 8, CH3027 Bern, Switzerland and registered in the Register of Commerce and Companies of the Canton of Bern under No CH-036.4.054.841-8, jointly owned by Walgreens and Alliance Boots (“WBAD”), in the form previously agreed by the parties thereto (the “Generic Pharmaceuticals Purchasing Services Agreement”).

WHEREAS, the respective boards of directors of each of the parties hereto has unanimously approved this Agreement, each of the other Transaction Documents and the transactions contemplated hereby and thereby.

WHEREAS, in connection with the transactions contemplated hereby, and subject to the terms and conditions hereof, (a) the Company desires to issue to Permitted Transferees (as defined in the Shareholders Agreement) of Walgreens and Alliance Boots, and such Permitted Transferees desire to acquire from the Company, at the Closing, certain warrants to purchase shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), and (b) the parties desire to agree upon certain rights of Walgreens and/or Alliance Boots to acquire additional shares of Common Stock.

WHEREAS, the parties hereto will, at the Closing, enter into a shareholders agreement, in the form attached hereto as Annex A (the “Shareholders Agreement”), providing for certain corporate governance and other matters with respect to the Company and certain other agreements between the Company, Walgreens and Alliance Boots.

WHEREAS, on the date hereof, Walgreens, Alliance Boots, Walgreens Pharmacy Strategies, LLC, an Illinois limited liability company and wholly owned Subsidiary of Walgreens, Alliance Boots Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg and wholly owned Subsidiary of Alliance Boots, and WAB Holdings LLC, a Delaware limited liability company, jointly owned, directly or indirectly, by Walgreens and Alliance Boots (the

“FW JV”), entered into that certain Transaction Rights Agreement (the “Transaction Rights Agreement”), providing for certain rights and obligations of each of Walgreens and Alliance Boots with respect to the transactions contemplated herein and in the other Transaction Documents.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

Article I
WARRANTS ISSUANCE; CLOSING

1.1          Warrants Issuance.  On the terms and subject to the conditions set forth in this Agreement, the Company shall issue to such Permitted Transferee(s) (as defined in the Shareholders Agreement) of Walgreens or Alliance Boots as Walgreens and Alliance Boots shall jointly designate, and such designated Permitted Transferee(s) shall acquire from the Company, at the Closing, (a) a warrant to purchase 22,696,912 shares, subject to adjustment in accordance with its terms (the “Warrant 1 Shares”), of Common Stock in the form attached hereto as Annex B-1 (“Warrant 1”), and (b) a warrant to purchase 22,696,912 shares, subject to adjustment in accordance with its terms (the “Warrant 2 Shares” and, together with the Warrant 1 Shares, the “Warrant Shares”)), of Common Stock in the form attached hereto as Annex B-2 (“Warrant 2” and, together with Warrant 1, the “Warrants”)) (the issuance of the Warrants by the Company and the acquisition of the Warrants by Walgreens (or such designated Permitted Transferee(s)), the “Warrants Issuance”); provided, that 50% of each of Warrant 1 and Warrant 2 will be issued to and acquired by Alliance Boots Luxembourg S.à r.l., a wholly-owned subsidiary of Alliance Boots, and 50% of each of Warrant 1 and Warrant 2 will be issued to and acquired by Walgreens Pharmacy Strategies, LLC , a wholly-owned subsidiary of Walgreens.

1.2          Closing.

(a)           The closing of the Warrants Issuance (the “Closing”) will take place at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019, immediately following the execution and delivery of this Agreement.

(b)           At the Closing, the Company shall deliver:

(i)            to Walgreens (or such Permitted Transferee(s) of Walgreens or Alliance Boots as Walgreens and Alliance Boots shall jointly designate), Warrant 1 and Warrant 2, in each case as evidenced by a duly and validly executed warrant certificate dated as of the date hereof and bearing appropriate legends as hereinafter provided for;

(ii)           to Walgreens, the Rx Distribution Agreement, duly executed by the Company;

(iii)          to WBAD, the Generic Pharmaceuticals Purchasing Services Agreement, duly executed by AmerisourceBergen Drug; and

(iv)          to Walgreens and Alliance Boots, the Shareholders Agreement, duly executed by the Company.

(c)           At the Closing, Walgreens shall deliver:

(i)            to the Company, the Rx Distribution Agreement, duly executed by Walgreens; and

(ii)           to the Company and Alliance Boots, the Shareholders Agreement, duly executed by Walgreens.

(d)           At the Closing, Alliance Boots shall deliver to the Company and Walgreens the Shareholders Agreement, duly executed by Alliance Boots.

(e)           At the Closing, Walgreens and Alliance Boots shall cause WBAD to deliver to AmerisourceBergen Drug the Generic Pharmaceuticals Purchasing Services Agreement, duly executed by WBAD.

1.3          Interpretation.  When a reference is made in this Agreement to “Recitals,” “Articles,” “Sections,” “Annexes,” “Schedules” or “Exhibits” such reference shall be to a Recital, Article or Section of, or Annex, Schedule or Exhibit to, this Agreement unless otherwise indicated.  The terms defined in the singular have a comparable meaning when used in the plural, and vice versa.  References to “herein,” “hereof,” “hereunder” and the like refer to this Agreement as a whole and not to any particular section or provision, unless the context requires otherwise.  The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation.”  Except as otherwise set forth therein, any references to the transactions contemplated by or in this Agreement and/or any of the other Transaction Documents, or similar references, shall be deemed to include, among other things, the Equity Transactions and the Potential Repurchase Increase of Equity Percentage; provided that the reference to the Potential Repurchase Increase of Equity Percentage shall not include or refer to any particular action(s) by the Company, that cause the Potential Repurchase Increase of Equity Percentage to occur and neither the foregoing nor any other provision of this Agreement or any of the other Transaction Documents shall be interpreted to require the Company, to engage in any repurchase (whether through self-tender, open market transactions or otherwise) of any shares of Common Stock or other securities, the decision with respect to which will be made by the Company in its sole discretion at the time of any such repurchase and, in any event, may require further board of director approvals or authorizations on the part of the Company; and provided further that nothing in this Agreement or any of the other Transaction Documents shall be interpreted to require either Walgreens or Alliance Boots, or any of their respective Affiliates, to exercise any Warrants or to purchase any Initial Open Market Shares, Additional Open Market Shares or any other shares of Common Stock or other securities, the decision with respect to which will be made by each of Walgreens and/or Alliance Boots, as applicable, in its sole discretion at the time of any such exercise, purchase or other acquisition and, in any event, may require further board of director approvals or authorizations on the part of Walgreens and/or Alliance Boots, as applicable.  No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel.  Any reference to a wholly-owned subsidiary of a person shall mean such subsidiary is directly or indirectly wholly-owned by such person.  All references to “$” or “dollars” mean the lawful currency of the United States of America.  Except as expressly stated in this Agreement, all references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation include any successor to the section.  The term (a) “Initial Equity Transaction” means, with respect to the Investors (as defined in the Shareholder Agreement), the acquisition in full (in one or more transactions) of the Initial Open Market Shares and the exercise in full (in one or more transactions) of Warrant 1 (as adjusted, if applicable, for the purchase of any Additional Open Market Shares pursuant to the terms of Warrant 1) and, relatedly, the issuance in full (in one or more transactions) of the Warrant 1 Shares (as adjusted, if applicable, for the purchase of any Additional Open Market Shares pursuant to the terms of Warrant 1), and/or the purchase of any and/or all (in one or more transactions) Additional Open Market Shares, (b) “Second Equity Transaction” means, with respect to the Investors, the exercise in full (in one or more transactions) of Warrant 2 and, relatedly, the issuance in full of the Warrant 2 Shares, (c) the “Equity Transactions” mean the Initial Equity Transaction and Second Equity Transaction, and (d) “Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close. The term “Potential Repurchase Increase of Equity Percentage”means the increase in the aggregate Beneficial Ownership of the Investors up to the Ultimate Standstill Level (as defined in the Shareholders Agreement) as a result of share repurchases (whether through self-tender, open market transactions or otherwise) by the Company or any of its Affiliates.

Article II
REPRESENTATIONS AND WARRANTIES

2.1          Disclosure.

(a)           “Material Adverse Effect” means any change, effect, event, development, circumstance or occurrence (each, an “Effect”) that, taken individually or when taken together with all other applicable Effects, has been, is or would reasonably be expected to be materially adverse to (i) the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) the ability of the Company to complete the transactions contemplated the Transaction Documents or to perform its obligations under the Transaction Documents; provided, however, that in no event shall any of the following Effects, alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been, is or would be, a Material Adverse Effect: (A) any change in general economic, market or political conditions; (B) conditions generally affecting the industry in which the Company operates; (C) any change in generally accepted accounting principles in the United States (“GAAP”) or applicable law; (D) any act of war (whether or not declared), armed hostilities, sabotage or terrorism, or any material escalation or worsening of any such events, national disaster or any national or international calamity; (E) any failure, in and of itself, to meet internal or published projections, forecasts, targets or revenue or earnings predictions for any period, as well as any change, in and of itself, by the Company in any projections, forecasts, targets or revenue or earnings predictions for any period (provided that the underlying causes of such failures (to the extent not otherwise falling within one of the other exceptions in this proviso)

may constitute or be taken into account in determining whether there has been, is, or would be, a Material Adverse Effect); (F) any change in the price or trading volume of the Common Stock (provided that the underlying causes of such change (to the extent not otherwise falling within one of the other exceptions in this proviso) may constitute or be taken into account in determining whether there has been, is or would be, a Material Adverse Effect); or (G) the announcement of this Agreement or the other Transaction Documents, including, to the extent attributable to such announcement, any loss of or adverse change in the relationship, contractual or otherwise, of the Company and its subsidiaries with their respective employees, customers, distributors, licensors, licensees, vendors, lenders, investors, partners or suppliers; provided, further, however, that any Effect referred to in clauses (A) through (D) may be taken into account in determining whether or not there has been a Material Adverse Effect to the extent such Effect has a disproportionate adverse effect on the Company and its subsidiaries, taken as a whole, as compared to other participants in the industry in which the Company and its subsidiaries operate (in which case any adverse effect(s) to the extent disproportionate may be taken into account in determining whether or not there has been, is or would be a Material Adverse Effect).

(b)           “Previously Disclosed” means information set forth or incorporated in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012 or its other reports, statements and forms (including exhibits and other information incorporated therein) filed with or furnished to the Securities and Exchange Commission (the “Commission”) under Sections 13(a), 14(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or under the Securities Act, in each case on or after September 30, 2012 (the “SEC Reports”) (in each case excluding any disclosures set forth in any risk factor section and in any section relating to forward-looking or safe harbor statements), to the extent such SEC Reports are filed or furnished prior to the execution and delivery of this Agreement.

Each party acknowledges that it is not relying upon any representation or warranty, express or implied, not set forth in the Transaction Documents.  Each of Walgreens and Alliance Boots acknowledges, on behalf of itself and not the other, that it has had an opportunity to conduct such review and analysis of the business, assets, condition, operations and prospects of the Company and its subsidiaries, including an opportunity to ask such questions of management and to review such information maintained by the Company and its subsidiaries, in each case as it considers sufficient for the purpose of consummating the Equity Transactions and the other transactions contemplated by the Transaction Documents.  Each of Walgreens and Alliance Boots further acknowledges, on behalf of itself and not the other, that it has had such an opportunity to consult with its own counsel, financial and tax advisers and other professional advisers as it believes is sufficient for purposes of the Equity Transactions and the other transactions contemplated by the other Transaction Documents.  For purposes of this Agreement, the term “Transaction Documents” refers collectively to this Agreement, the Rx Distribution Agreement, the Generic Pharmaceuticals Purchasing Services Agreement, the Shareholders Agreement, Warrant 1, Warrant 2, and any other agreement entered into by and among the parties and/or their Affiliates on the date hereof in connection with the transactions contemplated hereby or thereby (but expressly excluding the Transaction Rights Agreement, the Limited Liability Company Agreement of the FW JV, and any other agreement solely by and among Alliance Boots, Walgreens and their respective Affiliates), in each case, as amended, modified or supplemented from time to time in accordance with their respective terms.

2.2          Representations and Warranties of the Company.  Except as Previously Disclosed or as disclosed in the disclosure letter (the “Company Disclosure Letter”) delivered by the Company to Walgreens and Alliance Boots prior to the execution of this Agreement, the Company represents and warrants as of the date of this Agreement to each of Walgreens and Alliance Boots that:

(a)           Organization, Authority and Significant Subsidiaries.  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business in all material respects as currently conducted, and, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification.  Each subsidiary of the Company that is a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”), and each subsidiary of the Company that is not such a “significant subsidiary” but is a party to any other Transaction Document, has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization, with the corporate or analogous power and authority to own its properties and conduct its business in all material respects as currently conducted, and, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, has been duly qualified as a foreign corporation, limited liability company or partnership, as applicable, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification.

(b)           Capitalization.  The authorized capital stock of the Company consists of 600,000,000 shares of Common Stock of which, as of the close of business on March 15, 2013, 265,830,219 shares were issued and outstanding (including, for the avoidance of doubt, shares held in treasury and shares of restricted stock issued pursuant to compensatory equity plans of the Company or a subsidiary of the Company in effect as of the date hereof and set forth in Section 2.2(b) of the Company Disclosure Letter (the “Company Stock Plans”)), and 10,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of which, as of the date hereof, no shares are either designated or issued and outstanding.  As of the close of business on March 15, 2013, the Company held 34,193,830 shares of Common Stock in its treasury.  As of the close of business on March 15, 2013, no shares of Common Stock or Preferred Stock were reserved for issuance, except for 49,246,234 shares of Common Stock reserved for issuance under the Company Stock Plans (including (i) 17,350,679 shares of Common Stock reserved for issuance upon the exercise of stock options outstanding as of such date and granted under the Company Stock Plans, with a weighted average exercise price of $31.28 per share, (ii) 433,161 shares of Common Stock reserved for issuance upon the settlement of restricted stock units and performance awards outstanding as of such date and granted under the Company Stock Plans (assuming, in the case of performance awards, that applicable goals are attained at maximum level), and (iii) 4,000,000 shares of Common Stock reserved and available for issuance under the Company 2011 Employee Stock Purchase Plan).  The outstanding shares of Common Stock have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights, the Company’s certificate of incorporation or by-laws, or any applicable laws).  Except as set forth above or pursuant to the Transaction Documents, there are no (A) shares of capital stock or other equity interests or voting securities of the Company authorized, reserved for issuance, issued or outstanding, (B) options, warrants, calls, preemptive rights, subscription or other rights, instruments, agreements, arrangements or commitments of any character, obligating the Company or any of its subsidiaries to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or other equity interest or voting security in the Company or any securities or instruments convertible into or exchangeable for such shares of capital stock or other equity interests or voting securities, or obligating the Company or any of its subsidiaries to grant, extend or enter into any such option, warrant, call, preemptive right, subscription or other right, instrument, agreement, arrangement or commitment, (C) outstanding contractual obligations of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any capital stock or other equity interest or voting securities of the Company or (D) issued or outstanding performance awards, units, rights to receive any capital stock or other equity interest or voting securities of the Company on a deferred basis, or rights to purchase or receive any capital stock or equity interest or voting securities issued or granted by the Company to any current or former director, officer, employee or consultant of the Company.  No subsidiary of the Company owns any shares of capital stock or other equity interest or voting securities of the Company.  There are no voting trusts or other agreements or understandings to which the Company or any of its subsidiaries is a party with respect to the voting of the capital stock or other equity interest or voting securities of the Company.

(c)           The Warrants and Warrant Shares.  Each Warrant has been duly authorized by the Company and constitutes a valid and legally binding obligation of the Company in accordance with its terms, except as the same may be limited by the Bankruptcy Exceptions, and the Warrant Shares have been duly authorized and reserved for issuance upon exercise of the applicable Warrant and when so issued will be validly issued, fully paid and non-assessable, and free and clear of any liens or encumbrances, other than liens or encumbrances created by the Transaction Documents, arising as a matter of applicable law or created by or at the direction of Walgreens, Alliance Boots or any of their respective Affiliates.

(d)           Authorization, Enforceability.

(i)            Each of the Company, and each subsidiary of the Company that is a party to any other Transaction Document, has the power and authority to execute and deliver this Agreement and the other Transaction Documents, as applicable, to consummate the transactions contemplated hereby and thereby, and to carry out its obligations hereunder and thereunder.  The execution, delivery and performance by the Company, and by each subsidiary of the Company that is a party to any other Transaction Document, of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate (or analogous) action on the part of the Company and its stockholders, or such subsidiary and its equityholders, as applicable, and no further approval or authorization is required on the part of the Company or its stockholders, or such subsidiary or its equityholders, as applicable.  This Agreement and the other Transaction Documents, assuming the due authorization, execution and delivery by the other parties hereto and thereto, are valid and binding obligations of the Company and each such subsidiary, as applicable, enforceable against the Company and such subsidiary, respectively, in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity (“Bankruptcy Exceptions”).

(ii)           The execution, delivery and performance by the Company, and each subsidiary of the Company that is a party to any other Transaction Document, of this Agreement and the other Transaction Documents, as applicable, and the consummation of the transactions contemplated hereby and thereby and compliance by the Company or such subsidiary, as applicable, with any of the provisions hereof and thereof, will not (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any of its subsidiaries under any of the terms, conditions or provisions of (x) its certificate of incorporation or by-laws (or analogous organizational documents), or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries may be bound, or to which the Company or any of its subsidiaries or any of the properties or assets of the Company or any of its subsidiaries is subject, or (B) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any law, statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Company or any of its subsidiaries or any of their respective properties or assets except, in the case of clauses (A)(y) and (B), for those occurrences that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

(iii)          Other than (A) such notices, filings, exemptions, reviews, authorizations, consents or approvals as have been made or obtained as of the date hereof, and (B) notices, filings, exemptions, reviews, authorizations, consents or approvals as may be required under, and other applicable requirements of (1) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (2) any other Antitrust Laws, (3) the Exchange Act, (4) the Securities Act and (5) listing applications with the New York Stock Exchange, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any federal, state, local, domestic, foreign or supranational court, administrative or regulatory agency or commission or other federal, state, local, domestic, foreign or supranational governmental authority or instrumentality (each, a “Governmental Entity”) is required to be made or obtained by the Company or any of its subsidiaries in connection with the consummation by the Company or any of its subsidiaries of the Warrants Issuance and the other transactions contemplated hereby and by the other Transaction Documents, except for any such notices, filings, exemptions, reviews, authorizations, consents and approvals the failure of which to make or obtain have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  For purposes of this Agreement, “Antitrust Laws” means the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, the German Act against Restraints of Competition (Gesetz gegen Wettbewerbsbeschränkungen), as amended, and any other federal, state, local, domestic, foreign or supranational laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or that provide for review of foreign investment.

(e)           Company Financial Statements; Internal Controls.

(i)            Each of the consolidated financial statements included in the SEC Reports (A) complied as to form, as of their respective dates of filing with the Commission, in all material respects with the applicable accounting requirements and with the rules and regulations of the Commission, (B) were prepared in accordance with GAAP, in all material respects, applied on a consistent basis during the periods involved (except as may be indicated in such financial statements or in the notes thereto and subject, in the case of unaudited statements, to normal year-end audit adjustments and the absence of footnote disclosure), and (C) fairly presents, in all material respects, the consolidated financial position and the consolidated results of operations and cash flows (and changes in financial position, if any) of the Company and its subsidiaries as of the date and for the periods referred to in such financial statements.

(ii)           Neither the Company nor any of the Company’s subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar agreement or arrangement, where the result, purpose or effect of such agreement or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its subsidiaries in the SEC Reports (including the financial statements contained therein).

(iii)          The Company has designed and maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurances regarding the reliability of financial reporting. The Company (A) has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to provide reasonable assurance that information required to be disclosed by the Company in the reports that it files or submits with the Commission is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules, regulations and forms, and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure, and (B) has disclosed, based on its most recent evaluation of internal control over financial reporting, to the Company’s outside auditors and the Audit Committee of the Company’s Board of Directors (x) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that would reasonably be expected to adversely affect the Company’s ability to record, process, summarize and report financial information and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting, all of which information described in clauses (x) and (y) above has been disclosed by the Company to Walgreens prior to the date hereof.  Any material change in internal control over financial reporting required to be disclosed in any SEC Report has been so disclosed.

(iv)          Since September 30, 2010, to the knowledge of the Company, neither the Company nor any of its subsidiaries has received any complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its subsidiaries or their respective internal accounting controls relating to periods after September 30, 2010, except for any complaints, allegations, assertions or claims that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(v)           Each of the principal executive officer of the Company and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company, as applicable) has made all certifications required by Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), with respect to the SEC Reports, and the statements contained in such certifications were true and complete on the date such certifications were made.  For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in SOX.

(f)            No Material Adverse Effect.  Since September 30, 2012, no Effect has occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

(g)           Reports.

(i)            Since September 30, 2010, the Company has complied in all material respects with the filing requirements of Sections 13(a), 14(a) and 15(d) of the Exchange Act, and of the Securities Act.

(ii)           The SEC Reports, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act, the Exchange Act and SOX, as applicable, and none of such documents, when they became effective or were filed with the Commission, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(h)           Anti-takeover Provisions and No Rights Plan.

(i)            The actions taken by the Board of Directors of the Company to approve this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby, assuming the accuracy of the representations and warranties of Walgreens and Alliance Boots set forth in Section 2.3(c), constitute all the action necessary to render inapplicable to this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby the provisions of any potentially applicable anti-takeover, control share, fair price, moratorium, interested shareholder or similar law (including, for the avoidance of doubt, Section 203 of the Delaware General Corporation Law) and any potentially applicable provision of the Company’s certificate of incorporation or bylaws (collectively, the “Anti-takeover Provisions”).

(ii)           The Company does not have any “poison pill” or similar shareholder rights plan or agreement in effect.

(i)            No Change in Control.  Except as set forth in Section 2.2(i) of the Company Disclosure Letter, neither the execution and delivery of this Agreement or any of the other

Transaction Documents, nor the consummation of the transactions contemplated hereby and thereby will (i) result in any payment (including severance, unemployment compensation, forgiveness of indebtedness or otherwise) becoming due to any director or any employee of the Company or any of its subsidiaries under any employment, compensation or benefit plan, program, policy, agreement or arrangement that is sponsored, maintained or contributed to by the Company or any of its subsidiaries (each, a “Company Benefit Plan”) or otherwise; (ii) increase any benefits otherwise payable under any Company Benefit Plan; (iii) result in any acceleration of the time of payment or vesting of any such benefits; (iv) require the funding or acceleration of funding of any trust or other funding vehicle; or (v) constitute a “change in control,” “change of control” or other similar term under any Company Benefit Plan.

(j)            Brokers; Fees and Expenses.  No broker, investment banker, financial advisor or other person, other than Morgan Stanley (the fees and expenses of which will be paid by the Company), is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses, in connection with the transactions contemplated by this Agreement or the other Transaction Documents based upon arrangements made by or on behalf of the Company.

2.3          Representations and Warranties of Walgreens and Alliance Boots.  Each of Walgreens and Alliance Boots, severally, on behalf of itself, and not jointly, hereby represents and warrants as of the date of this Agreement to the Company that:

(a)           Status.  It and WBAD have been duly organized and are validly existing under the laws of their respective jurisdiction of incorporation or organization, as applicable.

(b)           Authorization, Enforceability.

(i)            It, each of its subsidiaries that is a party to any other Transaction Document and WBAD have the corporate or analogous power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party, to consummate the transactions contemplated hereby and thereby, and to carry out its obligations hereunder and thereunder.  The execution, delivery and performance by it, by each of its subsidiaries that is a party to any other Transaction Document and WBAD, as applicable, of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or analogous action on its, such subsidiary’s or WBAD’s part, as applicable, and no further approval or authorization is required on its, such subsidiary’s or WBAD’s part, as applicable.  This Agreement and the other Transaction Documents, assuming the due authorization, execution and delivery by the other parties hereto and thereto, are valid and binding obligations of it, such subsidiary and WBAD, as applicable, enforceable against it, such subsidiary and WBAD, as applicable, in accordance with their respective terms, except as the same may be limited by Bankruptcy Exceptions.  Notwithstanding anything to the contrary contained herein, the exercise of the Warrants and/or the purchase of any Initial Open Market Shares, Additional Open Market Shares and/or any other shares of Common Stock, as applicable, may require further board of director (or analogous) approvals or authorizations on the part of Alliance Boots and/or Walgreens (the “Purchase Approvals”).

(ii)           The execution, delivery and performance by it, any such subsidiary or WBAD, as applicable, of this Agreement and the other Transaction Documents to which it, any such subsidiary or WBAD is a party and the consummation of the transactions contemplated hereby and thereby and compliance by it, such subsidiary and WBAD, as applicable, with any of the provisions hereof and thereof, will not (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of its properties or assets under any of the terms, conditions or provisions of (x) subject to Purchase Approvals, its, such subsidiary’s or WBAD’s, as applicable, organizational documents or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which it, such subsidiary or WBAD, as applicable, is a party or by which it, such subsidiary or WBAD, as applicable, may be bound, or to which it, such subsidiary or WBAD, as applicable, or any of its, such subsidiary’s or WBAD’s, as applicable, properties or assets is subject, or (B) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to it, such subsidiary or WBAD, as applicable, or any of its, such subsidiary’s or WBAD’s, as applicable, properties or assets except, in the case of clauses (A)(y) and (B), for those occurrences that, individually or in the aggregate, have not had and would not reasonably be expected to have, with respect to it, a Walgreens/Alliance Boots Material Adverse Effect.  “Walgreens/Alliance Boots Material Adverse Effect” means a material adverse effect on the ability of Walgreens, Alliance Boots or WBAD, as applicable, to complete the transactions contemplated by the Transaction Documents or to perform its obligations under the Transaction Documents.

(iii)          Other than (A) such notices, filings, exemptions, reviews, authorizations, consents or approvals as have been made or obtained as of the date hereof, and (B) notices, filings, exemptions, reviews, authorizations, consents or approvals as may be required under, and other applicable requirements of (1) the HSR Act, (2) any other Antitrust Laws, (3) the Exchange Act and (4) the Securities Act, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity is required to be made or obtained by it or any of its subsidiaries in connection with the consummation by it or any of its subsidiaries of the Warrants Issuance and the other transactions contemplated hereby and by the other Transaction Documents, except for any such notices, filings, exemptions, reviews, authorizations, consent and approvals the failure of which to make or obtain have not had and would not reasonably be expected to have, individually or in the aggregate, a Walgreens/Alliance Boots Material Adverse Effect.

(c)           Ownership.  Other than pursuant to this Agreement and the other Transaction Documents, it is not the Beneficial Owner of (i) any Common Stock or (ii) any securities or other instruments representing the right to acquire Common Stock.  Other than with Alliance Boots and its Affiliates (in the case of Walgreens) or with Walgreens and its Affiliates (in the case of Alliance Boots), including the Transaction Rights Agreement, it does not have an agreement, arrangement or understanding with any person (other than the Company and its Affiliates) to acquire, dispose of or vote any securities of the Company.  “Beneficial Ownership” shall have the meaning assigned to such term in the Shareholders Agreement.  “Beneficial Owner” and “Beneficially Own” shall have conforming definitions.

(d)           Brokers; Fees and Expenses.  With respect to Walgreens, no broker, investment banker, financial advisor or other person, other than Goldman, Sachs & Co. (the fees and expenses of which will be paid by Walgreens), is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses, in connection with the transactions contemplated by this Agreement or the other Transaction Documents based upon arrangements made by or on behalf of Walgreens or WBAD.  With respect to Alliance Boots, no broker, investment banker, financial advisor or other person, other than Centerview Partners (the fees and expenses of which will be paid by Alliance Boots), is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses, in connection with the transactions contemplated by this Agreement or the other Transaction Documents based upon arrangements made by or on behalf of Alliance Boots or WBAD.

Article III
COVENANTS

3.1          Efforts.

(a)           Subject to the terms and conditions hereof (including the remainder of this Section 3.1) and the other Transaction Documents, each party hereto will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or desirable under applicable law to carry out the provisions hereof and thereof and give effect to the transactions contemplated hereby and thereby.  In furtherance and not in limitation of the foregoing, the parties hereto will (i) subject to the provisions of this Section 3.1, including Section 3.1(b) and Section 3.1(d), use their reasonable best efforts to obtain as promptly as practicable and advisable (as determined in good faith by Walgreens in accordance with the first sentence of Section 3.1(d)) all exemptions, authorizations, consents or approvals from, and to make all filings with and to give all notices to, all third parties, including any Governmental Entities, required in connection with the transactions contemplated by this Agreement and the other Transaction Documents, which, for the avoidance of doubt, shall include providing, as promptly as practicable and advisable, such information to any Governmental Entity as such Governmental Entity may request in connection therewith, and (ii) cooperate fully with the other parties hereto in promptly seeking to obtain all such exemptions, authorizations, consents or approvals and to make all such filings and give such notices.

(b)           Without limiting the generality of the foregoing, (1) as promptly as practicable and advisable (as determined in good faith by Walgreens in accordance with the first sentence of Section 3.1(d), but in any event within ten (10) Business Days of the date of this Agreement, unless a later date is mutually agreed between the parties), the parties will file the Notification and Report Forms required under the HSR Act with the Federal Trade Commission and the United States Department of Justice (the date on which all such Notification and Report Forms required under the HSR Act have been initially filed, the “HSR Filing Date”) and (2) as promptly as practicable and advisable (as determined in good faith by Walgreens in accordance with the first sentence of Section 3.1(d)), file, make or give, as applicable, all other filings, requests and/or notices required under any other Antitrust Laws, in each case with respect to the Equity Transactions (the “Initial Filing Transaction”) (the filings, requests and notices described in the foregoing clauses (1) and (2), collectively, the “Initial Antitrust Filings”).  In addition, if, on or prior to the one-year anniversary of the date on which the Initial Antitrust Clearance was obtained, the IOMS Rights Holder and its Designees (for the avoidance of doubt, expressly including for this purpose any Warrantholder (as defined in Warrant 1) pursuant to the exercise in-part of Warrant 1 pursuant to the terms thereof during the Warrant 1 Special Exercise Period) have not exceeded the then-current $500 million (as adjusted) or greater notification threshold under HSR Act Rule 801.1(h), 16 C.F.R. § 801.1(h), as promptly as practicable and advisable (as determined in good faith by Walgreens in accordance with the first sentence of Section 3.1(d), but in any event within ten (10) Business Days of such one-year anniversary, unless a later date is mutually agreed between the parties), the parties will file the Notification and Report Forms required under the HSR Act with the Federal Trade Commission and the United States Department of Justice with respect to the Equity Transactions in order to exceed the then-current $500 million (as adjusted) or greater notification threshold under HSR Act Rule 801.1(h), 16 C.F.R. § 801.1(h) (but not, for purposes of such filing, any greater notification threshold) (the “Second HSR Filing”, and the date on which all such Notification and Report Forms comprising the Second HSR Filing shall have been initially filed, the “Second HSR Filing Date”).   In addition, following the receipt of the Initial Antitrust Clearance, to the extent required by applicable law (including, for the avoidance of doubt any Antitrust Law) in connection with any acquisition of shares of Common Stock comprising all or any portion of the Equity Transactions (in each case, whether in full or in part), the parties shall file, make or give, as applicable, as promptly as practicable and advisable (as determined in good faith by Walgreens in accordance with the first sentence of Section 3.1(d)), any further required filings, requests and/or notices required under any Antitrust Laws, including the HSR Act (collectively, the “Other Antitrust Filings” and any such acquisitions, “Other Equity Transactions”, provided that “Other Antitrust Filings” shall not include the Second HSR Filing).  Without limiting the generality of the foregoing, each party agrees to supply as promptly as reasonably practicable and advisable to the appropriate Governmental Entities any information and documentary material that may be requested pursuant to the HSR Act or any other Antitrust Laws.

(c)           Subject to the terms and conditions hereof (including the remainder of this Section 3.1) and the other Transaction Documents, each of the parties hereto agrees to use its reasonable best efforts to avoid or eliminate each and every impediment under any Antitrust Laws that may be asserted by any Governmental Entity, so as to enable the parties hereto to give effect to the transactions contemplated hereby and by the other Transaction Documents in accordance with the terms hereof and thereof; provided, that notwithstanding anything to the contrary contained herein or in any of the other Transaction Documents, nothing in this Section 3.1 shall require, or be construed to require, any party hereto or any of its Affiliates to agree to (and no party hereto (other than Walgreens with respect to its and/or its Affiliates own assets, businesses or interests, in each case other than WBAD or any of its subsidiaries) or any of its Affiliates will agree to, without the prior written consent of the other parties): (i) sell, hold separate, divest, discontinue or limit (or any conditions relating to, or changes or restrictions in, the operation of) any assets, businesses or interests of it or its Affiliates (irrespective of whether or not such assets, businesses or interests are related to, are the subject matter of or could be affected by the transactions contemplated by the Transaction Documents); (ii) without limiting clause (i) in any respect, any conditions relating to, or changes or restrictions in, the operations of any such assets, businesses or interests that would reasonably be expected to adversely impact (x) the business of, or the financial, business or strategic benefits of the transactions contemplated hereby or by any of the other Transaction Documents to it or its Affiliates, or (y) any other assets, businesses or interests of it or its Affiliates; or (iii) without limiting clause (i) in any respect, any modification or waiver of the terms and conditions of this Agreement or any of the other Transaction Documents that would reasonably be expected to adversely impact (x) the business of, or financial, business or strategic benefits of the transactions contemplated hereby or by any of the other Transaction Documents to it or its Affiliates, or (y)

any other assets, businesses or interests of it or its Affiliates.  For purposes of the foregoing proviso, it is expressly acknowledged and agreed that the mere fact, in and of itself, that an approval or consent of a Governmental Entity required in connection with all or any portion of the Equity Transactions does not also expressly include or expressly constitute an affirmative approval or consent for the Investors’ Beneficial Ownership of shares of Common Stock to exceed the Ultimate Standstill Level shall not be considered to adversely impact the Investors or their Affiliates in any way, including any of their respective assets, businesses or interests or their respective financial, business or strategic benefits from the transactions contemplated hereby or by any of the other Transaction Documents.  For purposes of this Agreement, the term (x) “Initial Antitrust Clearance” as of any time means (a) prior to such time, the expiration or termination of the waiting period under the HSR Act and the receipt of all exemptions, authorizations, consents or approvals, the making of all filings and the giving of all notices, and the expiration of all waiting periods, pursuant to any other Antitrust Laws, in each case to the extent required with respect to the Initial Filing Transaction, and (b) the absence at such time of any applicable law or temporary restraining order, preliminary or permanent injunction or other judgment, order, writ, injunction, legally binding agreement with a Governmental Entity, stipulation, decision or decree issued by any court of competent jurisdiction or other legal restraint or prohibition under any Antitrust Law, in each case that has the effect of preventing the consummation of the Initial Filing Transaction, (y) “Second HSR Clearance” as of any time following the Initial Antitrust Clearance means, with respect to the Equity Transactions (to the extent set forth in the Second HSR Filing), prior to such time, the expiration or termination of the waiting period under the HSR Act, and (z)  “Other Antitrust Clearance” as of any time following the Initial Antitrust Clearance means, with respect to any Other Equity Transaction, (a) prior to such time, the expiration or termination of the waiting period under the HSR Act and the receipt of all exemptions, authorizations, consents or approvals, the making of all filings and the giving of all notices, and the expiration of all waiting periods, pursuant to any other Antitrust Laws, in each case to the extent required with respect to such Other Equity Transaction, and (b) the absence at such time of any applicable law or temporary restraining order, preliminary or permanent injunction or other judgment, order, writ, injunction, legally binding agreement with a Governmental Entity, stipulation, decision or decree issued by any court of competent jurisdiction or other legal restraint or prohibition under any Antitrust Law, in each case that has the effect of preventing the consummation of such Other Equity Transaction.

(d)           Walgreens shall have the principal responsibility for devising and implementing the strategy (including with respect to the timing of filings) for obtaining any exemptions, authorizations, consents or approvals required under the HSR Act or any other Antitrust Laws in connection with the transactions contemplated hereby and by the other Transaction Documents; provided, however, that Walgreens shall consult in advance with each other party hereto and in good faith take each such other party’s views into account regarding the overall antitrust strategy.  Each of the parties hereto will promptly notify the other parties of, and if in writing furnish the others with copies of (or, in the case of oral communications, advise the others of), any substantive communication that it or any of its Affiliates receives from any Governmental

Entity, whether written or oral, relating to the matters that are the subject of this Agreement or any of the other Transaction Documents and, to the extent reasonably practicable, permit the other parties to review in advance any proposed substantive written communication by such party to any Governmental Entity and consider in good faith the other parties’ reasonable comments on any such proposed substantive written communications prior to their submission.  No party hereto shall, and each party hereto shall cause its Affiliates not to, participate or agree to participate in any substantive meeting or communication with any Governmental Entity in respect of the subject matter of the Transaction Documents, including on a “no names” or hypothetical basis, unless (to the extent practicable) it or they consult with the other parties hereto in advance and, to the extent practicable and permitted by such Governmental Entity, gives the other parties hereto the opportunity to jointly prepare for, attend and participate in such meeting or communication.  The parties hereto will (and will cause their Affiliates to) coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other parties may reasonably request in connection with the matters described in this Section 3.1, including (x) furnishing to each other all information required for any filing or submission under any Antitrust Law and (y) keeping each other reasonably informed with respect to the status of each exemption, authorization, consent, approval, filing and notice under any Antitrust Law, in each case, in connection with the matters that are the subject of this Agreement or any of the other Transaction Documents.  The parties hereto will provide each other with copies of all substantive correspondence, filings or communications between them or any of their Affiliates or representatives, on the one hand, and any Governmental Entity or members of its staff, on the other hand, relating to the matters that are the subject of this Agreement or any of the other Transaction Documents; provided that such material may be redacted as necessary to (1) comply with contractual arrangements, (2) address good faith legal privilege or confidentiality concerns and (3) comply with applicable law.

(e)           Subject to the other provisions of this Agreement, including in this Section 3.1, in the event that any arbitral, administrative, judicial or analogous action, claim or proceeding is instituted (or threatened to be instituted) by a Governmental Entity or any other party challenging the transactions contemplated hereby or by any of the other Transaction Documents (“Transaction Litigation”), each party hereto shall use its reasonable best efforts to contest and resist any such Transaction Litigation and to have vacated, lifted, reversed or overturned any judgment, ruling, order, writ, injunction or decree, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation or implementation of the transactions contemplated hereby or by any of the other Transaction Documents.  Each party hereto shall keep each other party hereto reasonably informed unless doing so would reasonably be likely to jeopardize any privilege of such party regarding any such Transaction Litigation (subject to such party using reasonable best efforts to, and cooperating in good faith with the other parties in, developing and implementing reasonable alternative arrangements to provide such other parties with such information).  Subject to the immediately preceding sentence, each party hereto shall promptly advise each other party hereto orally and in writing and shall cooperate fully in connection with, and shall consult with each other with respect to, any Transaction Litigation and shall in good faith give consideration to each other’s advice with respect to such Transaction Litigation.

(f)            As promptly as practicable following the date hereof, the Company shall adopt such amendments and take such further actions and do or cause to be done all things necessary,

proper or advisable under applicable law, to prevent the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby from constituting a “change in control,” “change of control” or other similar term under any Company Benefit Plan (whether or not relating to matters set forth on Section 2.2(i) of the Company Disclosure Letter).

(g)           Notwithstanding anything herein to the contrary, from and after the earlier of (i) the completion in full of the Equity Transactions, (ii) the expiration, termination or cancellation of Warrant 2 without Warrant 2 having been exercised in full or (iii) the Warrant 2 Transferability Event, no party will have any further obligations under this Section 3.1; provided, that this Section 3.1(g) shall in no way relieve any party with respect to any breach by such party of this Section 3.1 prior to such time.

3.2          Public Announcements.  The parties acknowledge that the communication plan (including the initial press release of each party) regarding the initial announcement of the transactions contemplated by this Agreement and the other Transaction Documents to customers, suppliers, investors and employees and otherwise (the “Initial Communications Materials”) has been agreed by the parties.  During the initial announcement period, no party shall originate any publicity, news release or other public announcement, written or oral, relating to this Agreement, the other Transaction Documents, the transactions contemplated hereby or thereby or the existence of any arrangement between the parties or make any other communication, in each case which is inconsistent with the Initial Communications Materials.  Thereafter, except as required by applicable law or by the rules or requirements of any stock exchange on which the securities of a party hereto are listed, no party hereto shall make, or cause to be made, or permit any of its Affiliates to make, any press release or public announcement or other similar communications in respect of the Transaction Documents or the transactions contemplated thereby without prior written consent (not to be unreasonably withheld, conditioned or delayed) of each other party hereto, to the extent such release, announcement or communication relates to the transactions contemplated hereby or by any of the other Transaction Documents; provided that no party shall have the right to consent to any release, announcement or communication of any other party (including, in the case of the Company and Walgreens, any filing required to be made under the Exchange Act) made in the ordinary course of business unless and to the extent such release, announcement or communication (x) relates specifically to the signing or completion of the transactions contemplated hereby or by any of the other Transaction Documents or (y) includes information with respect to the transactions contemplated hereby or by any of the other Transaction Documents that is inconsistent with the Initial Communications Materials; provided, further, that the immediately foregoing clauses (x) and (y) shall not apply to any release, announcement or other communication to the extent containing information that is consistent with releases, announcements or other communications previously consented to by the other parties in accordance with this Section 3.2.

3.3          Expenses.  Unless otherwise provided in any Transaction Document, each of the parties hereto will bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under the Transaction Documents, including fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel.

3.4          Sufficiency of Authorized Common Stock.  From and after the date hereof and until the date on which each of the Warrants has been fully exercised (or expires unexercised or is canceled in accordance with the terms hereof and thereof), the Company shall at all times have reserved for issuance, free of preemptive or similar rights, a sufficient number of shares of authorized and unissued Warrant Shares to effectuate such exercise in full (for the avoidance of doubt, without giving effect to any “cashless” or “net” exercise provisions therein).  Nothing in this Section 3.4 shall preclude the Company from satisfying its obligations in respect of the exercise of either Warrant by delivery of shares of Common Stock which are held in the treasury of the Company.

3.5          Pursuit of Other Opportunities.  From and after the date hereof to the date that is six (6) months after the date of this Agreement, each of the parties hereto agrees to cooperate and negotiate in good faith to explore the opportunities set forth on Section 3.5 of the Company Disclosure Letter (each such opportunity, an “Additional Opportunity”).  Section 3.5 of the Company Disclosure Letter does not contain all the essential terms with respect to the Additional Opportunities, and the parties acknowledge that they must complete negotiations on the points set forth in Section 3.5 of the Company Disclosure Letter as well as on points beyond the scope of Section 3.5 of the Company Disclosure Letter in a mutually satisfactory manner, before definitive documents can be executed and any transactions with respect to the Additional Opportunities can be consummated.  Neither this Section 3.5 nor the provisions of Section 3.5 of the Company Disclosure Letter shall create or constitute any legally binding obligations between the parties, and none of the parties shall have any liability to the other parties with respect to, based on, arising from or relating to this Section 3.5 or the Additional Opportunities.  This Section 3.5 and the provisions of Section 3.5 of the Company Disclosure Letter do not express an agreement of the parties or an offer to enter into an agreement and are not intended to and do not create any legal or equitable obligations with respect to the Additional Opportunities.  Each of the parties hereto shall be free to withdraw from discussions and not continue to pursue any Additional Opportunity, without obligation or liability to the other parties or to any other person, if such party determines in its sole discretion, but after consultation with the other parties, that it is not in the best interests of such party to continue to pursue such Additional Opportunity.

3.6          Non-Solicit.

(a)           From and after the date hereof (x) to the date that is one (1) year after the later of (i) the termination of the Rx Distribution Agreement and (ii) the termination of the Generic Pharmaceuticals Purchasing Services Agreement, each of Walgreens and Alliance Boots covenants and agrees, individually on behalf of itself and not jointly, with the Company that it will not, nor will it permit its Affiliates to, directly or indirectly, solicit for employment any individual set forth on Section 3.6(a) of the Company Disclosure Letter (each, a “Key Company Employee”); and (y) to the date that is three (3) years after the date of this Agreement, each of Walgreens and Alliance Boots covenants and agrees that it will not, nor will it permit its Affiliates to, hire any Key Company Employee; provided, however, that the foregoing shall not preclude it or its Affiliates from (A) placing general solicitations not targeted at such Key Company Employees (so long as it and its Affiliates do not hire any such Key Company Employee) or (B) soliciting in any manner or hiring any such Key Company Employee whose employment with the Company and its Affiliates has terminated at least one (1) year prior to the date of such solicitation or hire, as applicable, so long as neither it nor its Affiliates solicited such

Key Company Employee in violation of this Section 3.6(a) prior to such one (1) year anniversary.

(b)           From and after the date hereof (x) to the date that is one (1) year after the later of (i) the termination of the Rx Distribution Agreement and (ii) the termination of the Generic Pharmaceuticals Purchasing Services Agreement, the Company covenants and agrees with each of Walgreens and Alliance Boots that the Company will not, nor will the Company permit its Affiliates to, directly or indirectly, solicit for employment any individual set forth on Section 3.6(b) of the Company Disclosure Letter (each, a “Key Walgreens/Alliance Boots Employee”); and (y) to the date that is three (3) years after the date of this Agreement, the Company covenants and agrees that it will not, nor will it permit its Affiliates to, hire any Key Walgreens/Alliance Boots Employee; provided, however, that the foregoing shall not preclude the Company or its Affiliates from (x) placing general solicitations not targeted at such Key Walgreens/Alliance Boots Employees (so long as the Company and its Affiliates do not hire any such Key Walgreens/Alliance Boots Employee) or (y) soliciting in any manner or hiring any such Key Walgreens/Alliance Boots Employee whose employment with Walgreens, Alliance Boots and their Affiliates has terminated at least one (1) year prior to the date of such solicitation or hire, as applicable, so long as neither the Company nor its Affiliates solicited such Key Walgreens/Alliance Boots Employee in violation of this Section 3.6(b) prior to such one (1) year anniversary.

3.7          Financing Cooperation.

(a)           From and after the date hereof, the Company shall, and shall cause its subsidiaries to, and shall use its reasonable best efforts to cause its and its subsidiaries’ representatives to,   cooperate with Walgreens and Alliance Boots in connection with any Debt Financing in the following manner (in each case to the extent reasonably required in connection with any such Debt Financing):

(i)            furnish the report(s) of the auditors with respect to the audited financial statements of the Company and its subsidiaries, and use reasonable best efforts to obtain the consent of such auditors to the use of such report(s) in accordance with normal custom and practice with respect to any such Debt Financing, and use reasonable best efforts to cause such auditors to provide customary comfort letters to the underwriters, initial purchasers or placement agents, as applicable, in connection with any such Debt Financing;

(ii)           furnish Walgreens and Alliance Boots (and their respective representatives) with additional financial statements, schedules or other financial data relating to the Company and its subsidiaries and assist Walgreens and Alliance Boots (and their respective representatives) with preparing pro forma financial statements, in each case, as reasonably requested in connection with any such Debt Financing (it being understood that none of Walgreens, Alliance Boots or any of their Affiliates (or any of their respective representatives) shall be permitted to disclose (whether by including such information in, or reflecting such information on, their financial statements or otherwise) any financial information provided by the Company pursuant to this clause (ii) prior to the

Company first publicly disclosing such information in its ordinary course of business);

(iii)          reasonably cooperate with the due diligence of the proposed lenders, underwriters, initial purchasers, ratings agencies or placement agents, as applicable, and/or Walgreens, Alliance Boots and their respective representatives in connection with any such Debt Financing, to the extent customary and reasonable and to the extent not unreasonably interfering with the business of the Company (and in the case of the provision of information, to the extent already existing or that can be prepared without excessive cost or management time), and only as long as any person involved in such due diligence enters into a confidentiality agreement with the Company in customary form and substance reasonably acceptable to the Company; provided, however, that none of the Company, its subsidiaries or their respective representatives shall be required to deliver any opinions, 10b-5 statements or officer’s certificates in connection with any such due diligence efforts; provided, further that none of the Company, its subsidiaries or their respective representatives shall be required to provide any cooperation or information to the extent that (x) such information is competitively sensitive, (y) providing such cooperation or information (A) would reasonably be expected to jeopardize attorney-client privilege or loss of attorney work product protection, (B) would violate a confidentiality obligation to any person or (C) would violate any applicable law; provided, that with respect to clauses (x) and (y), the Company uses reasonable efforts, and cooperates in good faith with Walgreens and/or Alliance Boots, as applicable, to develop and implement reasonable alternative arrangements to provide Walgreens and Alliance Boots (and their respective representatives) with the intended benefits of this Section 3.7; and

(iv)          reasonably assist in the review or preparation of applicable portions (i.e., to the extent relating to the Company) of one or more confidential information memoranda, prospectuses, offering memoranda and other marketing and syndication materials in connection with such Debt Financing.

(b)           Notwithstanding anything in this Section 3.7 to the contrary, in fulfilling obligations of the Company pursuant to this Section 3.7, neither the Company nor any of its subsidiaries shall be required to pay any commitment or other fee, provide any security or incur any other liability or execute or enter into any agreement in connection with any such Debt Financing.  Walgreens and Alliance Boots shall promptly, upon request by the Company, reimburse the Company for all reasonable out of pocket costs and expenses incurred by the Company or any of its subsidiaries in connection with the cooperation of the Company and its subsidiaries contemplated by this Section 3.7.  For purposes of this Agreement, “Debt Financing” means any debt financing incurred by Walgreens or Alliance Boots, as applicable, for purposes of exercising the Warrants and/or acquiring Initial Open Market Shares, Additional Open Market Shares or any New Securities or Replacement Pre-emptive Shares (each as defined in the Shareholders Agreement), including, for the avoidance of doubt, any refinancings or “take-out” financings with respect thereto.  The obligations of the Company and its subsidiaries under this Section 3.7 shall automatically terminate upon the date that the Beneficial Ownership (as defined in the Shareholders Agreement) of the Investors, in the aggregate, of Common Stock is less than five percent (5%).

Article IV
ADDITIONAL AGREEMENTS

4.1          Additional Equity Purchases.

(a)           The parties hereto acknowledge and agree that, from and after the date hereof, Walgreens (or any of its wholly-owned subsidiaries, or Alliance Boots or any of its wholly-owned subsidiaries, or the FW JV, in each case to the extent designated by Walgreens in writing) (Walgreens, in its capacity as the holder of the right to acquire (and/or to designate any such person(s) (the “Designees”) to acquire) Initial Open Market Shares, the “IOMS Rights Holder”) shall have the right to acquire, from time to time (but subject to Section 2.2 of the Shareholders Agreement), in one or more open market transactions, a number of shares of Common Stock not exceeding, in the aggregate, 19,859,795 shares of Common Stock, subject to adjustment pursuant to Section 4.1(c) (the “Initial Open Market Shares”).

(b)           In addition (without limitation to Section 4.1(a)), in the event that, on any day during the Exercise Period (as defined in Warrant 1), the Market Price (as defined in Warrant 1) is less than the then-applicable Exercise Price (as defined in Warrant 1), the parties hereto acknowledge and agree that, from and after such day through the date which is five (5) days after the last day of the Exercise Period, any Warrantholder (as defined in Warrant 1) shall have the right to acquire (either directly or through Walgreens or any of its wholly-owned subsidiaries, or through Alliance Boots or any of its wholly-owned subsidiaries, or the FW JV, as designated by such Warrantholder in writing), from time to time (but subject to Section 2.2 of the Shareholders Agreement), in one or more open market transactions, a number of shares of Common Stock not exceeding, in the aggregate, the product of (i) (A) 14,185,570 shares of Common Stock (the “Aggregate Additional Open Market Shares”), subject to adjustment pursuant to Section 4.1(c), minus (B) the sum of (I) the greater of (x) zero and (y) (1) the number of Warrant 1 Shares previously issued upon exercise of Warrant 1 minus (2) 37.5% of the total number of Warrant 1 Shares, whether already issued upon exercise of Warrant 1 or remaining unexercised and underlying Warrant 1 and (II) the number of Required Shares, if any, actually purchased by the IOMS Rights Holder and its Designees during the Threshold Period pursuant to Section 4.1(c)(iii), and (ii) a fraction, the numerator of which is the sum of (A) the number of Warrant 1 Shares previously issued upon exercise of Warrant 1 in respect of the portion of Warrant 1 held by such Warrantholder and (B) the number of unexercised Warrant 1 Shares underlying the portion of Warrant 1 held by such Warrantholder, and the denominator of which is the total number of Warrant 1 Shares, whether already issued upon exercise of Warrant 1 or remaining unexercised and underlying Warrant 1 (the “Additional Open Market Shares”).

(c)           Notwithstanding anything to the contrary in Section 4.1(a) or Section 4.1(b), each of (x) the number of Initial Open Market Shares (to the extent not already acquired by the IOMS Rights Holder or its Designees prior to the adjustment(s) provided for in this Section 4.1(c)) and (y) the number of Aggregate Additional Open Market Shares (to the extent not already acquired by the Warrantholder(s) or their permitted designees(s) prior to the adjustment(s) provided for in this Section 4.1(c)), shall be subject to adjustment from time to time from and after the execution and delivery hereof as follows; provided, that if more than one subsection of this Section 4.1(c) is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Section 4.1(c) so as to result in duplication:

(i)            If the Company shall from and after the execution and delivery hereof (a) declare and pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (b) split, subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (c) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the number of Initial Open Market Shares and Aggregate Additional Open Market Shares at the time of the record date for such dividend or distribution or the effective date of such split, subdivision, combination or reclassification shall be proportionately adjusted to equal, immediately upon such record date or effective date, as the case may be, the number of shares of Common Stock that the Initial Open Market Shares and Aggregate Additional Open Market Shares, respectively, would have represented (including entitlements to receive shares of Common Stock) had the Initial Open Market Shares and Aggregate Additional Open Market Shares been acquired in full prior to such record date or effective date, as the case may be.

(ii)           If the Company shall from and after the execution and delivery hereof issue shares of Common Stock (or rights or warrants or any other securities or rights exercisable or convertible into or exchangeable (collectively, a “conversion”) for shares of Common Stock) (collectively, “convertible securities”) (other than in Permitted Transactions) (a “Subject Issuance”), then, in such event, the number of Initial Open Market Shares and Aggregate Additional Open Market Shares immediately prior to the Subject Issuance (each, an “Initial Number”) shall be increased to the number obtained by multiplying the applicable Initial Number by a fraction (1) the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the Subject Issuance and (y) the number of additional shares of Common Stock issued (or into which such issued convertible securities may be converted) and (2) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the Subject Issuance.  For purposes of the foregoing, (I) “Permitted Transactions” shall include (a) issuances pursuant to which the adjustment set forth in Section 4.1(c)(i) is applicable, (b) issuances of shares of Common Stock (including upon exercise of options) to directors, advisors, employees or consultants of the Company pursuant to a stock option plan, employee stock purchase plan, restricted stock plan, other employee benefit plan or other similar compensatory agreement or arrangement approved by the Board of Directors of the Company, (c) conversions of convertible securities outstanding as of the date of this Agreement and disclosed in Section 2.2(b) of this Agreement in accordance with the terms of such convertible securities and (d) the exercise of the Warrants, (II) on any increase in the number of shares of Common Stock deliverable upon conversion of any convertible securities issued in the Subject Issuance (each, a “Post-Issuance Adjustment”), then, to the extent that, in respect of the same facts and events, the adjustment provisions set forth in this Section 4.1(c) (excluding this clause (II)) do not result in a proportionate increase in the number of Initial Open Market Shares and/or the number of Aggregate Additional Open Market Shares, in each case equal to or greater than the proportionate increase in respect of such convertible securities, then the number of Initial Open Market Shares and/or the number of Aggregate Open Market Shares, as applicable, then in effect, shall forthwith be readjusted to such number of Initial Open Market

Shares and/or the number of Aggregate Additional Open Market Shares, respectively, as would have been obtained had the Post-Issuance Adjustment been effective in respect of such convertible securities as of immediately prior to the Subject Issuance and (III) if the number of Initial Open Market Shares and Aggregate Additional Open Market Shares shall have been adjusted upon any Subject Issuance of convertible securities in accordance with this Section 4.1(c), subject to clause (II) above, no further adjustment of the number of Initial Open Market Shares and Aggregate Additional Open Market Shares shall be made for the actual issuance of shares of Common Stock upon the actual conversion of such convertible securities in accordance with their terms.  Any adjustment made pursuant to this Section 4.1(c)(ii) shall become effective immediately upon the Subject Issuance.

(iii)          During the period beginning on the later of (a) the acquisition in full by the IOMS Rights Holder and its Designees of all Initial Open Market Shares (before giving effect to the adjustment set forth pursuant to this Section 4.1(c)(iii)) and (b) the date on which the Initial Antitrust Clearance shall have been obtained, and ending immediately following the one-year anniversary of the date on which the Initial Antitrust Clearance shall have been obtained (such period, the “Threshold Period”), subject to the proviso to this Section 4.1(c)(iii), the number of Initial Open Market Shares shall be increased by such number of shares of Common Stock as is equal to the lesser of: (I) such number of shares of Common Stock as is applicable to enable the IOMS Rights Holder and its Designees to exceed the then-current $500 million (as adjusted) or greater notification threshold under HSR Act Rule 801.1(h), 16 C.F.R. § 801.1(h) prior to the expiration of the Threshold Period and (II) 2,837,114 shares of Common Stock (as adjusted to appropriately reflect any of the events referred to in this Section 4.1(c)) (such number of shares as determined by clauses (I) and (II), the “Required Shares”); provided, that (A) this Section 4.1(c)(iii) shall only be applicable following (1) the delivery of a written notice from Walgreens to the Company during the Threshold Period requesting that either this Section 4.1(c)(iii) or the Warrant 1 Special Exercise Period (as defined in Warrant 1) take effect (such notice, the “Threshold Notice”) and (2) the earlier of (x) the fifth (5th) Business Day following such Threshold Notice, if the Company shall not have responded with a written notice to Walgreens specifying that it has elected for the Warrant 1 Special Exercise Period to take effect in lieu of this Section 4.1(c)(iii), and (y) the delivery by the Company to Walgreens of a written notice specifying that it has elected for this Section 4.1(c)(iii) to take effect in lieu of the Warrant 1 Special Exercise Period.

(iv)          All calculations under this Section 4.1(c) shall be made to round up to the nearest whole share of Common Stock.  Any adjustments pursuant to this Section 4.1(c) shall be made successively whenever an event referred to herein shall occur.

(v)           In the event that the Company shall propose to (1) take any action of the type described in this Section 4.1(c) (but only if the action of the type described in this Section 4.1(c) would result in an adjustment in the Initial Open Market Shares or Aggregate Additional Open Market Shares), or (2) declare any dividend or distribution (or to set any record date in respect of any such dividend or distribution) on shares of Common Stock payable, in whole or in part, in Other Voting Securities (as defined in Warrant 1), the Company shall provide written notice to each of Walgreens and Alliance Boots, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place.  In the case of the foregoing clause (1) of this Section 4.1(c)(v), such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Initial Open Market Shares and Additional Open Market Shares.  In the case of any action described in this Section 4.1(c)(v) which would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed.  In case of all other action, such notice shall be given at least ten (10) days prior to the taking of such proposed action unless the Company reasonably determines in good faith that, given the nature of such action, the provision of such notice at least ten (10) days in advance is not reasonably practicable from a timing perspective, in which case such notice shall be given as far in advance prior to the taking of such proposed action as is reasonably practicable from a timing perspective.

(d)           The parties agree to the matters set forth in Section 4.1(d) of the Company Disclosure Letter.

4.2          Acquisition for Investment.  Each of Walgreens and Alliance Boots acknowledges that the issuance of the Warrants and Warrant Shares has not been registered under the Securities Act or under any state securities laws.  (i) Each of Walgreens and Alliance Boots acknowledges that Walgreens is acquiring the Warrants and the Warrant Shares pursuant to an exemption from registration under the Securities Act solely for investment with no present intention to distribute them to any person in violation of the Securities Act or any other applicable securities laws, (ii) each of Walgreens and Alliance Boots agrees, individually on behalf of itself and not jointly, that it will not (and will not permit its Affiliates to) sell or otherwise dispose of the Warrants or the Warrant Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any applicable securities laws, (iii) each of Walgreens and Alliance Boots acknowledges, individually on behalf of itself and not jointly, that it has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of the Warrants Issuance and of making an informed investment decision, and has conducted a review of the business and affairs of the Company that it considers sufficient and reasonable for purposes of consummating the Warrants Issuance, (iv) each of Walgreens and Alliance Boots acknowledges, individually on behalf of itself and not jointly, that it is able to bear the economic risk of the Warrants Issuance and is able to afford a complete loss of such investment and (v) each of Walgreens and Alliance Boots acknowledges, individually on behalf of itself and not jointly, that it is an “accredited investor” (as that term is defined by Rule 501 under the Securities Act).

4.3          Legend.  Each of Walgreens and Alliance Boots agrees that all certificates or other instruments representing the Warrants and the Warrant Shares will bear a legend substantially to the following effect:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.  THIS INSTRUMENT IS ISSUED PURSUANT TO AND SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER

PROVISIONS OF (1) A FRAMEWORK AGREEMENT, DATED AS OF MARCH 18, 2013, BY AND AMONG THE ISSUER OF THESE SECURITIES, WALGREEN CO., AN ILLINOIS CORPORATION, AND ALLIANCE BOOTS GMBH, A PRIVATE LIMITED LIABILITY COMPANY INCORPORATED UNDER THE LAWS OF SWITZERLAND, A COPY OF WHICH IS ON FILE WITH THE ISSUER AND (2) A SHAREHOLDERS AGREEMENT, DATED AS OF MARCH 18, 2013, BY AND AMONG THE ISSUER OF THESE SECURITIES, WALGREEN CO. AND ALLIANCE BOOTS GMBH.  THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENTS.  ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENTS WILL BE VOID.”

In the event that any Warrant Shares become registered under the Securities Act or the Company is presented with an opinion of counsel reasonably satisfactory, in form and substance, to the Company that the Warrant Shares are eligible to be transferred without restriction in accordance with Rule 144 under the Securities Act, the Company shall issue new certificates or other instruments representing such Warrant Shares which shall not contain such portion of the above legend that is no longer applicable; provided that the holder of such Warrant Shares surrenders to the Company the previously issued certificates or other instruments.

4.4          Anti-takeover Provisions and Rights Plan.  The Company shall not take any action that would cause this Agreement or any of the other Transaction Documents, or any of the transactions contemplated hereby or thereby, to be subject to any requirements imposed by any Anti-takeover Provision, or subject in any manner to any “poison pill” or similar shareholder rights plan or agreement, and shall take all necessary steps within its control to exempt (or ensure the continued exemption of) the Transaction Documents and such transactions from, or if necessary challenge the validity or applicability of, any applicable Anti-takeover Provisions, as now or hereafter in effect.

Article V
MISCELLANEOUS

5.1          Termination of This Agreement; Other Triggers.

(a)           This Agreement may be terminated at any time:

(i)            with the prior written consent of each of Walgreens, Alliance Boots and the Company; or

(ii)           by any of Walgreens, Alliance Boots or the Company, upon the termination of the Shareholders Agreement in accordance with its terms.

(b)           If (x) the Initial Antitrust Clearance shall not have been obtained on or prior to the one-year anniversary of the HSR Filing Date, (y) to the extent applicable, the Second HSR Clearance shall not have been obtained on or prior to the one-year anniversary of the Second HSR Filing Date or (z) (1) any Other Antitrust Clearance in respect of an Other Antitrust Filing seeking to allow the Investors to acquire (in the aggregate, taking into account the Investors’

existing ownership) up to a number of shares of Common Stock equal to 24.99% or less of the then-issued and outstanding shares of Common Stock shall not have been obtained on or prior to the one-year anniversary of the initial filing, making or giving, as applicable, of such Other Antitrust Filing and (2) the party or parties, as applicable, proposing to consummate the applicable Other Equity Transaction have not, on or prior to such one-year anniversary, delivered a written notice to the other parties hereto specifying that it or they, as applicable, are no longer proposing to consummate such Other Equity Transaction at such time, then, without affecting in any manner any prior acquisition of shares of Common Stock pursuant to the terms of the Transaction Documents:

(i)            the Company may (in its sole discretion), upon ten (10) Business Days prior notice to Walgreens, cancel the Warrants (to the extent not already exercised or expired), in whole but not in part;

(ii)           the Company may (in its sole discretion), upon ten (10) Business Days prior notice to Walgreens, terminate Section 4.1 and/or Section 4.4 of this Agreement, in each case in whole but not in part; and

(iii)          (1) at the election of Walgreens (in its sole discretion), the Rx Distribution Agreement (to the extent then still in effect) shall be immediately modified such that the defined term “Initial Term” set forth in the Rx Distribution Agreement shall mean the later of “August 31, 2017” and the date which is two (2) years after the date on which Walgreens elects to modify the Rx Distribution Agreement pursuant to this Section 5.1(b)(iii) and/or (2) at the election of the Company (in its sole discretion), on the one hand, or WBAD (in its sole discretion and by joint action of Walgreens and Alliance Boots), on the other hand, the Generic Pharmaceuticals Purchasing Services Agreement shall be immediately terminated;

provided that a party may not exercise any cancelation, termination or modification right pursuant to this Section 5.1(b) if the breach by such party of any obligation, representation or warranty under this Agreement has been the cause of, or resulted in, the failure of the Initial Antitrust Clearance to have been obtained on or prior to the one-year anniversary of the HSR Filing Date.

(c)           If any Other Antitrust Clearance necessary to allow the Investors to acquire (in the aggregate, taking into the account the Investors’ existing ownership) up to a number of shares of Common Stock that is equal to or greater than 25% of the then-issued and outstanding shares of Common Stock shall not have been obtained on or prior to the one-year anniversary of the initial filing, making or giving, as applicable, of the related Other Antitrust Filing, then, without affecting in any manner any prior acquisition of shares of Common Stock pursuant to the terms of the Transaction Documents, for all purposes under this Agreement and the other Transaction Documents, a “Warrant 2 Transferability Event” shall be deemed to have occurred with respect to such Warrant 2 Shares as would have caused the Investors to exceed the applicable threshold if the remaining portion of Warrant 2 was then exercised in full (such excess portion of Warrant 2, the “Warrant 2 Transferable Portion”).

(d)           If, at any time, the Generic Pharmaceuticals Purchasing Services Agreement has been terminated (x) by the Company in accordance with its terms pursuant to Sections 5.B(ii)(a)

or 5.B.(ii)(b) thereof or (y) by mutual agreement of the Company and WBAD or pursuant to Sections 5.B(i)(c) or 5.B(ii)(c) thereof, then, without affecting in any manner any prior acquisition of shares of Common Stock pursuant to the terms of the Transaction Documents:

(i)            the Company may (in its sole discretion), upon ten (10) Business Days prior notice to Walgreens delivered no later than on the third (3rd) Business Day following the effective date of such termination, cancel the Warrants (to the extent not already exercised or expired), in whole but not in part;

(ii)           the Company may (in its sole discretion), upon ten (10) Business Days prior notice to Walgreens delivered no later than on the third (3rd) Business Day following the effective date of such termination, terminate Section 4.1 and/or Section 4.4 of this Agreement, in each case in whole but not in part; and

(iii)          in the case of clause (y), if the Company shall have exercised its rights pursuant to either Section 5.1(d)(i) or (ii), then, at the election of Walgreens (in its sole discretion), the Rx Distribution Agreement (to the extent then still in effect) shall be immediately modified such that the defined term “Initial Term” set forth in the Rx Distribution Agreement shall mean the later of “August 31, 2017” and the date which is two (2) years after the date on which Walgreens elects to modify the Rx Distribution Agreement pursuant to this Section 5.1(d)(iii).

(e)           The parties expressly acknowledge and agree that, notwithstanding anything in the Transaction Documents to the contrary, if, at any time the Rx Distribution Agreement is terminated by Walgreens in accordance with its terms pursuant to Section 15.A thereof, then:

(i)            at the election of the Company (in its sole discretion), on the one hand, or WBAD (in its sole discretion and by joint action of Walgreens and Alliance Boots), on the other hand, pursuant to written notice (the “Cross Termination Notice”) delivered to the other (the date of the delivery of such Cross Termination Notice, the “Notice Delivery Date”), the Generics Pharmaceuticals Purchasing Services Agreement (to the extent then still in effect) shall terminate, effective on the twelve-month anniversary of the Notice Delivery Date (or such earlier date as the Company may specify at any time during such twelve-month period upon at least 30 days written notice, provided that any such earlier date shall be a month end);

(ii)           if the Notice Delivery Date shall have occurred, to the extent a Walgreens Investor Rights Termination Event (as defined in the Shareholders Agreement) shall not have previously occurred, a Walgreens Investor Rights Termination Event shall be deemed to have occurred immediately upon the Notice Delivery Date, for all purposes under the Shareholders Agreement other than Sections 1.3(b) and (c) (with respect to which the Walgreens Investor Rights Termination Event shall occur pursuant to such defined term without giving effect to this clause (ii));

(iii)          if the Notice Delivery Date shall have occurred, Section 4.1 and, subject to clause (v) below, Section 4.4 of this Agreement, and Section 2.3 of the Shareholders Agreement shall be terminated, in each case in whole but not in part;

(iv)          if the Notice Delivery Date shall have occurred, each Restricted Period (as defined in the Shareholders Agreement), to the extent then still in effect, shall be deemed to have expired for all purposes immediately as of the Notice Delivery Date;

(v)           with respect to any Warrant, (1) if the Notice Delivery Date shall have occurred earlier than the date that is six months prior to the Exercise Start Date (as defined in such Warrant) of such Warrant (without application of this clause (v)), then such Warrant shall be immediately canceled, (2) if the Notice Delivery Date shall have occurred on or after the date that is six months prior to the Exercise Start Date and prior to the Exercise Start Date (in each case without application of this clause (v)), then such Exercise Start Date shall be deemed to be the Notice Delivery Date and the Expiration Date (as defined in such Warrant) of such Warrant shall be deemed to be at 5:00 p.m., New York City time, on the six-month anniversary of the Notice Delivery Date, and (3) if the Notice Delivery Date shall have occurred after the Exercise Start Date for such Warrant (without application of this clause (v)), no adjustment shall be made to the Exercise Start Date or the Expiration Date of such Warrant (except in such case where the Exercise Start Date for such Warrant shall have been accelerated as a result of the occurrence of a Preliminary Control Date or an Other Voting Security Event (each as defined in such Warrant), in which case the Expiration Date (as defined in such Warrant) of such Warrant shall be deemed to be the earlier of (x) such Expiration Date without application of this clause (v) and (y) 5:00 p.m., New York City time, on the six-month anniversary of the Notice Delivery Date); provided that any exercise of any Warrant after the Notice Delivery Date and prior to the Expiration Time (as modified by this clause (v)) for such Warrant shall be only effected as a Cashless Exercise (as defined in such Warrant) (the Expiration Time determined by the immediately foregoing clauses (1), (2) and (3), the “Modified Expiration Time”);

(vi)          if the Notice Delivery Date shall have occurred, to the extent not previously expired, from and after the Notice Delivery Date, the Standstill Period (as defined in the Shareholders Agreement) and the SP Standstill Period (as defined in the Shareholders Agreement), if then in effect, shall be deemed for all purposes to be the period beginning on the date of this Agreement and ending upon the later of (1) the 18 month anniversary of the Notice Delivery Date and (y) the date that the collective Beneficial Ownership of Common Stock of the Investors, SP (as defined in the Shareholders Agreement) and the SP Investors (as defined in the Shareholders Agreement), as a group, equals one share less than 10%;

(vii)         if the Notice Delivery Date shall have occurred, for the avoidance of doubt giving effect to the eighth and tenth sentences of Section 5.2 of the Shareholders Agreement, from and after the date of the later of (1) the Notice Delivery Date and (2) the latest to occur of the Modified Expiration Time in respect of each Warrant (the date determined pursuant to clause (1) and clause (2), the “Sell-down Date”), each Investor shall be required to Transfer (as defined in the Shareholders Agreement) to Persons other than Walgreens, Alliance Boots or any of their respective Permitted Transferees or Affiliates, in each case in accordance with the terms of the Shareholders Agreement (as modified pursuant to this Section 5.1(e)), by no later than the two-year anniversary of the Sell-down Date (such two-year period, the “Sell-Down Period”), a number of shares of Common Stock, if any, as is necessary so that the collective Beneficial Ownership of Common Stock of the Investors, SP (as defined in the Shareholders Agreement) and the SP Investors (as defined in the Shareholders Agreement), as a group, is less than 15% (such shares, the “Required Sell-Down Shares” and such required Transfers, the “Required Sell-

Down Transfers”), it being understood that subject to the obligation of the Investors to complete the Required Sell-Down Transfers prior to the expiration of the Sell-Down Period, and subject to compliance with the Shareholders Agreement (as modified pursuant to Section 5.1(e)(iv)), the manner, timing, volumes, prices and transferees applicable to any Required Sell-Down Transfers shall be in the Investors’ respective sole discretion; provided, that, if at any time during the Sell-Down Period, (A) the Investors have not yet completed the Required Sell-Down Transfers and (B) the Company delivers to each of Walgreens and Alliance Boots a notice (the date of delivery of such notice, the “Repurchase Election Date”) affirmatively and irrevocably electing to repurchase in full from the Investors a number of shares equal to (and not less than) the remaining Required Sell-Down Shares with respect to which Required Sell-Down Transfers have not yet occurred, the Investors shall Transfer to the Company, and the Company shall purchase from the Investors, all such remaining Required Sell-Down Shares at a per share purchase price, payable by the Company to the Investors in immediately available funds, equal to the greater of (x) Applicable Market Price on the trading day immediately prior to the Repurchase Closing Date and (y) the Weighted Average Price as of the Repurchase Closing Date.  The closing of such repurchase by the Company shall occur on a Business Day (the “Repurchase Closing Date”) selected by the Investors, but in any event no later than on the tenth (10th) Business Day immediately following the Repurchase Election Date.  For purposes of this Section 5.1(e), (1) the “Applicable Market Price” means, as of any date of determination, the closing price (regular way) of the Common Stock on such date on the principal stock exchange on which the Company Common Stock is then listed and (2) the “Weighted Average Price” means, as of any date of determination, the weighted-average per share price (including the applicable Exercise Prices (as defined in the applicable Warrants) in respect of all exercises of the Warrants (whether pursuant to a Cash Exercise or Cashless Exercise)) paid by the Investors in respect of all acquisitions of Common Stock from and after the date hereof and on or prior to such date of determination;

(viii)        if the Notice Delivery Date shall have occurred, for the avoidance of doubt giving effect to the eighth and tenth sentences of Section 5.2 of the Shareholders Agreement, from and after the Notice Delivery Date, the Ultimate Standstill Level (as defined in the Shareholders Agreement) shall be deemed to mean “(1) prior to the two-year anniversary of the Sell-down Date, thirty percent (30%) and (2) from and after the two-year anniversary of the Sell-down Date, ten percent (10)%”; provided, that, from and after the two-year anniversary of the Sell-down Date and with respect to shares of Common Stock that represent collective Beneficial Ownership of Common Stock of the Investors, SP and the SP Investors as a group of less than 15% and more than 10%, if at any time during the Standstill Period (as modified by this Section 5.1(e)), the collective Beneficial Ownership of Common Stock of the Investors, SP (as defined in the Shareholders Agreement) and the SP Investors (as defined in the Shareholders Agreement), as a group, equals or exceeds the Ultimate Standstill Level, the Investors shall, in accordance with the Shareholders Agreement (as modified by this Section 5.1(e)), within a commercially reasonable and practicable time thereafter, taking into account market conditions, effect the Transfer of such number of shares of Common Stock as is necessary so that such collective Beneficial Ownership of Common Stock is no longer equal to or in excess of the Ultimate Standstill Level; provided, further, that, notwithstanding anything to the contrary (and, for the avoidance of doubt, without any implication of expanding the Investors’ obligations pursuant to the immediately preceding proviso), and with respect to shares of Common Stock that represent collective Beneficial Ownership of Common Stock of the Investors, SP and the SP Investors as a group of less than 15% and more than 10%, in no event shall the Investors be required to

Transfer any shares of Common Stock (or be deemed to be in breach or default by virtue of not Transferring any shares of Common Stock) pursuant to this Section 5.1(e)(viii) to the extent that the then-current Applicable Market Price is less than the then-current Weighted Average Price; provided further, that, notwithstanding anything to the contrary, any shares that reflect collective Beneficial Ownership of Common Stock of the Investors, SP and the SP Investors as a group in excess of 15% remain subject to the obligations of clause (vii); and

(ix)          if the Notice Delivery Date shall have occurred, each of the parties hereto agrees to act in good faith and execute and deliver, and/or cause the execution and delivery of, all such future amendment and modification agreements and such other instruments, in each case with respect to any Transaction Document (and, in the case Alliance Boots and Walgreens, the Transaction Rights Agreement and the limited liability company agreement of the FW JV), and to take, and/or cause the taking of, such other and further action as may be reasonably necessary or appropriate to carry out the provisions of, and the intention of the parties as expressed in, this Section 5.1(e).

(f)            In the event of termination of this Agreement as provided in this Section 5.1, this Agreement (other than Section 1.3, Section 3.2, Section 3.3, Section 3.6, Section 4.2 (to the extent of any Initial Open Market Shares and Additional Open Market Shares that have been acquired prior to termination) and Section 4.3 (to the extent of any Initial Open Market Shares and Additional Open Market Shares that have been acquired prior to termination) and this Article V, each of which shall survive any termination of this Agreement, and other than the Confidentiality Agreements and the Transaction Rights Agreement, each of which shall survive in accordance with the terms thereof) shall forthwith become void and there shall be no liability on the part of any party hereto, except that nothing herein shall relieve any party from liability for any breach of this Agreement prior to such termination.

(g)           Without affecting in any manner any prior exercise of the canceled Warrant(s), in the event that the either Warrant 1 and/or Warrant 2 are canceled in accordance with this Section 5.1, such canceled Warrant(s) shall be canceled and terminated and shall forthwith become void and the Company shall have no subsequent obligation to issue, and the Warrantholder (as defined in the Warrants) shall have no subsequent right to acquire, any Warrant 1 Shares (if Warrant 1 is canceled) or any Warrant 2 Shares (if Warrant 2 is canceled).

(h)           Without affecting in any manner any prior acquisition of shares of Common Stock pursuant to the terms of the Transaction Documents, in the event that either Section 4.1 and/or Section 4.4 are terminated in accordance with this Section 5.1, such terminated Section(s) shall forthwith become void and there shall be no liability on the part of any party hereto with respect to such terminated Section(s), except that nothing herein shall relieve any party from liability for any breach of such terminated Section(s) prior to such termination.

5.2          Amendment.  No amendment of any provision of this Agreement will be effective unless made in writing and signed by an officer of a duly authorized representative of each party.

5.3          Waiver of Conditions.  The conditions to any party’s obligation to consummate any transaction contemplated herein are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law.  No waiver will be effective unless it is in writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.

5.4          Counterparts and Facsimile.  For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.  Executed signature pages to this Agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

5.5          Governing Law; Submission to Jurisdiction; WAIVER OF JURY TRIAL.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.  In addition, each of the parties hereto (a) submits to the personal jurisdiction of the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such dispute, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such dispute, any Delaware State court sitting in New Castle County, in the event any dispute (whether in contract, tort or otherwise) arises out of this Agreement or the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it will not bring any claim, action or proceeding relating to this Agreement or the transactions contemplated hereby in any court other than the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such claim, action or proceeding, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such claim, action or proceeding, any Delaware State court sitting in New Castle County.  Each party agrees that service of process upon such party in any such claim, action or proceeding shall be effective if notice is given in accordance with the provisions of this Agreement.  EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.5.

5.6          Notices.  Any notice, request, instruction or other document to be given hereunder by any party to the others will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, or (b) on the second Business Day following the date of dispatch if delivered by a recognized next day courier service.  All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

If to the Company, to:

Name:	AmerisourceBergen Corporation
Address:	1300 Morris Drive
Chesterbrook, PA 19087
Country:	United States
Fax:	610 727 3612
Attn:	General Counsel

with a copy to (which copy alone shall not constitute notice):

Name:	Cravath, Swaine & Moore LLP
Address:	Worldwide Plaza
825 Eighth Avenue
New York, New York 10019
Country:	United States
Fax:	(212) 474-3700
Attention:	Damien R. Zoubek, Esq.
Robert I. Townsend III, Esq.

if to Walgreens, to:

Name:	Walgreen Co.
Address:	108 Wilmot Road
Deerfield, Illinois 60015
Country:	United States
Fax:	(847) 315-3652
Attention:	Thomas J. Sabatino, Executive Vice President,
General Counsel and Corporate Secretary

with a copy to (which copy alone shall not constitute notice):

Name:	Wachtell, Lipton, Rosen & Katz
Address:	51 West 52nd Street
New York, New York 10019
Country:	United States
Fax:	(212) 403-2000
Attention:	Andrew R. Brownstein, Esq.
Benjamin M. Roth, Esq.

if to Alliance Boots, to:

Name:	Alliance Boots GmbH
Address:	94 Baarerstrasse
6300 Zug
Country:	Switzerland
Attention:	Marco Pagni, Group Legal Counsel &
Chief Administrative Officer
Email:	Marco.Pagni@allianceboots.com

with a copy to (which copy alone shall not constitute notice):

Name:	Darrois Villey Maillot Brochier
Address:	69 avenue Victor Hugo
75116 Paris
Country:	France
Fax:	+33 1 45 02 49 59
Attention:	Me. Alain Maillot
Benjamin S. J. Burman, Esq.

5.7          Entire Agreement, Etc.  This Agreement (including the Annexes hereto), the other Transaction Documents, the Confidentiality Agreements and, in the case of Walgreens and Alliance Boots, the Transaction Rights Agreement, constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof.  No party hereto shall take, or cause to be taken, including by entering into agreements or other arrangements with provisions or obligations that conflict, or purport to conflict, with the terms of the Transaction Documents or any of the transactions contemplated thereby, any action with either an intent or effect of impairing any such other persons’ rights under any of the Transaction Documents.  “Confidentiality Agreements” has the meaning ascribed to such terms in the Shareholders Agreement.

5.8          Definitions of “subsidiary” and “Affiliate”.

(a)           When a reference is made in this Agreement to a subsidiary of a person, the term “subsidiary” means, with respect to such person, any foreign or domestic entity, whether incorporated or unincorporated, of which (a) such person or any other subsidiary of such person is a general partner or (b) at least a majority of the voting power to elect a majority of the directors or others performing similar functions with respect to such other entity is directly or indirectly owned or controlled by such person or by any one or more of such party’s subsidiaries, or by such party and one or more of its subsidiaries.

(b)           The term “Affiliate” means, with respect to any person, any other person (for all purposes hereunder, including any entities or individuals) that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first person.  It is expressly agreed that, for purposes of this definition, (i) none of the Company or any of its subsidiaries is an Affiliate of Walgreens, Alliance Boots or WBAD (or any of their respective subsidiaries) (and vice versa), and (ii) each of WBAD and the FW JV is an Affiliate of each of Walgreens and Alliance Boots (and vice versa).  “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of securities, by contract, management control, or otherwise.  “Controlled” and “Controlling” shall be construed accordingly.  Notwithstanding the foregoing, for all purposes of any Transaction Document or any other agreement that expressly incorporates this definition by reference hereto, in no event shall (i) Walgreens (or any of its subsidiaries) be deemed an Affiliate of  Alliance Boots (or any of its subsidiaries) (and vice versa), unless and until Alliance Boots shall have become a subsidiary of Walgreens, and in no event shall either Walgreens (or any of its subsidiaries) or Alliance Boots (or any of its subsidiaries) be deemed an Affiliate of the Company (or any of its subsidiaries) (and vice versa) or (ii) Alliance Boots (or any of its subsidiaries) or Walgreens (or any of its subsidiaries) be deemed an Affiliate of Kohlberg Kravis Roberts & Co. L.P., a Delaware limited partnership, or of any of its Affiliates (including its investment funds) or of any of its or its Affiliates’ (including its investment funds’)  “portfolio companies” (as such term is customarily used among institutional investors) (and vice versa).

5.9          Assignment.  Neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other parties, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except that each of Walgreens and Alliance Boots may transfer or assign, in whole or from time to time in part, to one or more of its respective direct or indirect wholly-owned subsidiaries, or to the FW JV, its rights and/or obligations under this Agreement, but any such transfer or assignment will not relieve Walgreens or Alliance Boots, as applicable, of its obligations hereunder.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

5.10        Severability.  If any provision of this Agreement or a Transaction Document, or the application thereof to any person or circumstance, is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby or thereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

5.11        No Third Party Beneficiaries.  Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person other than parties hereto (and (a) any wholly-owned subsidiary of either Walgreens or Alliance Boots, or the FW JV, as applicable, to which an assignment is made in accordance with this Agreement and (b) any Warrantholder (as defined in Warrant 1) with respect to Section 4.1 and Additional Open Market Shares), any benefits, rights, or remedies.

5.12        Specific Performance.  The parties hereto agree that failure of any party to perform its agreements and covenants hereunder, including a party’s failure to take all actions as are necessary on such party’s part in accordance with the terms and conditions of this Agreement to consummate the transactions contemplated hereby, will cause irreparable injury to the other parties, for which monetary damages, even if available, will not be an adequate remedy.  It is agreed that the parties shall be entitled to equitable relief including injunctive relief and specific performance of the terms hereof, without the requirement of posting a bond or other security, and each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of a party’s obligations and to the granting by any court of the remedy of specific performance of such party’s obligations hereunder, this being in addition to any other remedies to which the parties are entitled at law or equity.

* * *

EXECUTION COPY

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

AMERISOURCEBERGEN CORPORATION

By:	/s/ Steven H.Collis
	Name:	Steven H. Collis
	Title:	President and CEO

WALGREEN CO.

By:	/s/ Greg Wasson
	Name:	Greg Wasson
	Title:	Chief Executive Officer

ALLIANCE BOOTS GMBH

By:	/s/ Stefano Pessina
	Name:	Stefano Pessina
	Title:	Executive Chairman

ANNEX A

See Exhibit 10.2

ANNEX B-1

FORM OF WARRANT TO PURCHASE COMMON STOCK

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THIS INSTRUMENT IS ISSUED PURSUANT TO AND SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF (1) A FRAMEWORK AGREEMENT, DATED AS OF MARCH 18, 2013, BY AND AMONG THE ISSUER OF THESE SECURITIES, WALGREEN CO. AN ILLINOIS CORPORATION, AND ALLIANCE BOOTS GMBH, A PRIVATE LIMITED LIABILITY COMPANY INCORPORATED UNDER THE LAWS OF SWITZERLAND, A COPY OF WHICH IS ON FILE WITH THE ISSUER AND (2) A SHAREHOLDERS AGREEMENT, DATED AS OF MARCH 18, 2013, BY AND AMONG THE ISSUER OF THESE SECURITIES, WALGREEN CO. AND ALLIANCE BOOTS GMBH.  THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENTS.  ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENTS WILL BE VOID.

WARRANT No. 1
to purchase
22,696,912
Shares of Common Stock
AMERISOURCEBERGEN CORPORATION
a Delaware Corporation

Issue Date:  March 18, 2013

1.                                      Definitions.  Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

“Acceleration Event” means the occurrence of both (1) with respect to the Corporation (a) the execution of definitive documentation for a transaction or series of related transactions with a third party other than an Investor (as defined in the Shareholders Agreement), (b) the recommendation that stockholders tender in response to a tender or exchange offer made by a third party other than an Investor or (c) the failure to recommend within the ten-business day period specified in Rule 14e-2(a) under the Exchange Act that stockholders reject a tender or exchange offer made by a third party other than an Investor, in each case that is with respect to, or could reasonably be expected to result in, a Change of Control Transaction (any transaction set forth in the foregoing clauses (a) – (c), an “Acceleration Transaction”) and (2) an Investor has made a

Qualifying Public Acquisition Proposal (as defined in the Shareholders Agreement) not in violation of Section 2.2 of the Shareholders Agreement.

“Additional Open Market Shares” has the meaning ascribed to it in the Framework Agreement.

“Affiliate” has the meaning ascribed to it in the Framework Agreement.

“Aggregate Consideration” has the meaning ascribed to it in Section 12(ii).

“Antitrust Law” has the meaning ascribed to it in the Framework Agreement.

“Appraisal Procedure” means a procedure whereby two independent, nationally recognized appraisers, one chosen by the Corporation and one by the Warrantholder (or if there is more than one Warrantholder, Warrantholder(s) representing in excess of 50% of the Warrant Shares then issuable upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at such time)), shall mutually agree upon the determinations then the subject of appraisal.  Each party shall deliver a notice to the other appointing its appraiser within 15 days after the Appraisal Procedure is invoked.  If within 30 days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent, nationally recognized appraiser shall be chosen within 10 days thereafter by the mutual consent of such first two appraisers or, if such two first appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in appraisal of the subject matter to be appraised.  In such event, the decision of the third appraiser so appointed and chosen shall be given within 30 days after the selection of such third appraiser.  If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive upon the Corporation and the Warrantholder(s); otherwise, the average of all three determinations shall be binding upon the Corporation and the Warrantholder(s).  50% of the costs of conducting any Appraisal Procedure shall be borne by the Corporation, and 50% of the costs of conducting any Appraisal Procedure shall be borne by Warrantholder(s) (pro rata, based on the Warrant Shares issuable upon exercise of this Warrant in full as of the opening of business on the date on which the Appraisal Procedure is invoked (disregarding whether or not this Warrant is exercisable by its terms at such time)), on the other hand.

“Assumed Payment Amount” has the meaning ascribed to it in Section 12(iv).

“Board of Directors” means the board of directors of the Corporation.

“Business Combination” means a merger, consolidation, statutory share exchange, reorganization, recapitalization or similar extraordinary transaction (which may include a reclassification) involving the Corporation.

2

“business day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

“Cash Exercise” has the meaning set forth in Section 3.

“Cashless Exercise” has the meaning set forth in Section 3.

“Cashless Exercise Ratio” with respect to any exercise of this Warrant means a fraction (i) the numerator of which is the excess of (x) the average of the daily Market Prices for the Common Stock for the 20 trading days immediately preceding such exercise date over (y) the Exercise Price, and (ii) the denominator of which is the average of the daily Market Prices for the Common Stock for the 20 trading days immediately preceding such exercise date.

“Change of Control Transaction” means (a) any transaction or series of related transactions as a result of which any Person or group of persons within the meaning of Section 13(d)(3) of the Exchange Act (excluding the Warrantholder or any of its Affiliates) becomes the beneficial owner, directly or indirectly, of 30% or more of the outstanding Equity Interests (measured by either voting power or economic interests) of the Corporation, (b) any transaction or series of related transactions in which the stockholders of the Corporation immediately prior to such transaction or series of related transactions (the “Pre-Transaction Stockholders”) cease to beneficially own, directly or indirectly, at least 70% of the outstanding Equity Interests (measured by either voting power or economic interests) of the Corporation; provided that this clause (b) shall not apply if (1) such transaction or series of related transactions is an acquisition by the Corporation effected, in whole or in part, through the issuance of Equity Interests of the Corporation, (2) such acquisition does not result in a Person or group of persons within the meaning of Section 13(d)(3) of the Exchange Act beneficially owning, directly or indirectly, a greater percentage of the outstanding Equity Interests (measured by either voting power or economic interests) of the Corporation than the Investors, as a group, and (3) the Pre-Transaction Stockholders continue to beneficially own, directly or indirectly, at least 60% of the outstanding Equity Interests (measured by voting power and economic interests) of the Corporation, (c) any Business Combination as a result of which at least 30% ownership of the Corporation is transferred to another Person or group of persons within the meaning of Section 13(d)(3) of the Exchange Act (excluding the Warrantholder or any of its Affiliates), (d) individuals who constitute the Continuing Directors and the Wolf Directors (if any), taken together, ceasing for any reason to constitute at least a majority of the Board of Directors or (e) any sale or lease or exchange, transfer, license or disposition of a business, deposits or assets that constitute 30% or more of the consolidated assets, business, revenues, net income, assets or deposits of the Corporation.

“Common Stock” means the Corporation’s Common Stock, $0.01 par value per share.

“Continuing Directors” means the directors of the Corporation on March 18, 2013 and each other director (other than Wolf Directors, if any), if in each case, such other director’s nomination for election to the Board of Directors is recommended by more than 50% of the Continuing Directors or more than 50% of the members of the Governance and Nominating Committee of the Corporation that are Continuing Directors.

3

“conversion” has the meaning ascribed to it in Section 12(ii).

“Convertible Securities” has the meaning ascribed to it in Section 12(ii).

“Corporation” means AmerisourceBergen Corporation, a Delaware corporation.

“Election Mechanic” has the meaning set forth in Section 12(v).

“Equity Interests” means any and all (i) shares, interests, participations or other equivalents (however designated) of capital stock or other voting securities of a corporation, any and all equivalent or analogous ownership (or profit) or voting interests in a Person (other than a corporation), (ii) securities convertible into or exchangeable for shares, interests, participations or other equivalents (however designated) of capital stock or voting securities of (or other ownership or profit or voting interests in) such Person, and (iii) any and all warrants, rights or options to purchase any of the foregoing, whether voting or nonvoting, and, in each case, whether or not such shares, interests, participations, equivalents, securities, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Exercise Period” has the meaning set forth in Section 3.

“Exercise Price” means $51.50, subject to adjustment pursuant to the terms hereof.

“Exercise Start Date” has the meaning set forth in Section 3.

“Expiration Time” has the meaning set forth in Section 3.

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board of Directors, acting in good faith and evidenced by a written notice delivered promptly to the Warrantholder(s) (which written notice shall include certified resolutions of the Board of Directors in respect thereof).  If the Warrantholder (or if there is more than one Warrantholder, Warrantholder(s) representing in excess of 50% of the Warrant Shares then issuable upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at such time)) objects in writing to the Board of Director’s calculation of fair market value within 10 business days of receipt of written notice thereof and the Warrantholder (or if there is more than one Warrantholder, Warrantholder(s) representing in excess of 50% of the Warrant Shares then issuable upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at such time)) and the Corporation are unable to agree on fair market value during the 10-day period following the delivery of the Warrantholder objection, the Appraisal Procedure may be invoked by either the Corporation or the Warrantholder (or if there is more than one Warrantholder, Warrantholder(s) representing in excess of 50% of the Warrant Shares then issuable upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at such time)) to determine Fair Market Value by delivering written notification thereof not later than the 30th day after delivery of the Warrantholder objection.  For the avoidance of doubt, the Fair Market Value of cash shall be the amount of such cash.

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“Framework Agreement” means the Framework Agreement, dated as of March 18, 2013, as amended from time to time, by and among the Corporation, Walgreen Co. and Alliance Boots GmbH, including all annexes, schedules and exhibits thereto.

“Governmental Entities” has the meaning ascribed to it in the Framework Agreement.

“HSR Act” has the meaning ascribed to it in the Framework Agreement.

“Initial Number” has the meaning ascribed to it in Section 12(ii).

“Market Price” means, with respect to the Common Stock or any other security, on any given day, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, of the shares of the Common Stock or of such security, as applicable, on the New York Stock Exchange on such day.  If the Common Stock or such security, as applicable, is not listed on the New York Stock Exchange as of any date of determination, the Market Price of the Common Stock or such security, as applicable, on such date of determination means the closing sale price on such date as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock or such security, as applicable, is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on such date on the principal U.S. national or regional securities exchange on which the Common Stock or such security, as applicable, is so listed or quoted, or if the Common Stock or such security, as applicable, is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price on such date for the Common Stock or such security, as applicable, in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the Market Price of the Common Stock or such security, as applicable, on that date shall mean the Fair Market Value per share as of such date of the Common Stock or such security.  For the purposes of determining the Market Price of the Common Stock or any such security, as applicable, on the “trading day” preceding, on or following the occurrence of an event, (i) that trading day shall be deemed to commence immediately after the regular scheduled closing time of trading on the applicable exchange, market or organization, or, if trading is closed at an earlier time, such earlier time and (ii) that trading day shall end at the next regular scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last trading day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. and the specified event occurs at 5:00 p.m. on that day, the Market Price would be determined by reference to such 4:00 p.m. closing price).

“Ordinary Cash Dividend” means a regular quarterly cash dividend by the Corporation solely on shares of Common Stock out of surplus or net profits legally available therefor (determined in accordance with the General Corporation Law of the State of Delaware) which, when combined on a per share of Common Stock basis with the per share amounts of all other cash dividends and distributions paid by the Corporation on the Common Stock during such fiscal year (as adjusted to appropriately reflect any of the events referred to in Section 12 and excluding the portion of any cash dividends or cash distributions to the extent having resulted in a prior adjustment to the Exercise Price pursuant to Section 12(iii)) (in any fiscal year, such total amount, on a per share basis, the “Total Cash Dividend Payments”), does not exceed: (i) in the fiscal year ending September 30, 2013, $0.84 per share of Common Stock, and (ii) in any subsequent fiscal

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year ending on September 30 of such year, an amount per share of Common Stock not to exceed 118% of the Prior Eligible Amount (in any fiscal year, the amount determined pursuant to the foregoing clause (i) or (ii), as applicable, the “Dividend Threshold”).  For the avoidance of doubt, in the event that the Corporation declares or pays a dividend or distribution that results in the Total Cash Dividend Payments for such fiscal year exceeding the Dividend Threshold for such fiscal year (the amount of such excess, on a per share basis, the “Excess Dividend Amount”), then, for purposes of Section 12, only the Excess Dividend Amount will be considered a dividend or distribution that is not an Ordinary Cash Dividend.  The term “Prior Eligible Amount” means, with respect to any fiscal year, the Dividend Threshold for the prior fiscal year.

“Other Voting Securities” means any, other than (i) Common Stock (and, for the avoidance of doubt, Common Stock expressly excludes, and “Other Voting Securities” expressly includes, any separate class or series of common stock of the Corporation with the right to vote in the election of any directors of the Corporation or otherwise on any other matters (whether separately as a class or series, or together with shares of Common Stock) with respect to which Common Stock is entitled to vote), (ii) any rights issued (or any securities issued in respect of such rights) in connection with the adoption of a stockholder rights plan (adopted in accordance with the Framework Agreement) in customary form (including with respect to the receipt of such rights in respect of shares of Common Stock (including Warrant Shares) issued subsequent to the initial dividend or distribution of such rights) or (iii) any securities issued to directors, advisors, employees or consultants of the Corporation pursuant to a stock option plan, employee stock purchase plan, restricted stock plan, other employee benefit plan or similar compensatory arrangement or agreement approved by the Board of Directors, any (a) securities with the right to vote in the election of any directors of the Corporation or otherwise on any other matters (whether separately as a class or series, or together with shares of Common Stock) with respect to which Common Stock is entitled to vote, and (b) securities convertible into or exchangeable for any such securities, and any and all warrants, rights or options to purchase any of the foregoing.

“Other Voting Security Event” means the earliest to occur of the authorization, designation or issuance by the Corporation of, approval or authorization by the Corporation of the issuance of, or agreement or other commitment by the Corporation to issue, any Other Voting Securities.

“Permitted ASRP Transactions” means any “accelerated share repurchases” by the Corporation or any Affiliate thereof so long as the “covering” purchases are made in compliance with the requirements of Rule 10b-18 (other than Rule 10b-18(b)(1) and Rule 10b-18(b)(2)) under the Exchange Act (assuming Rule 10b-18 was applicable thereto).

“Permitted Transactions” has the meaning ascribed to it in Section 12(ii).

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Post-Issuance Adjustment” has the meaning set forth in Section 12(ii).

“Preliminary Control Date” means (a) with respect to any Acceleration Event (1) if the completion of the applicable Acceleration Transaction or Qualifying Public Acquisition Proposal requires the approval of the stockholders of the Corporation, the date which is 5 business days

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before the record date established for purposes of determining the stockholders entitled to vote on such matter or (2) if such Acceleration Transaction or Qualifying Public Acquisition Proposal is structured as a tender offer or exchange offer, the date which is 5 business days before the initial expiration date of such tender offer or exchange offer or (b) if earlier, immediately prior to the consummation of a Change of Control Transaction.

“Pricing Date” has the meaning set forth in Section 12(ii).

“Repurchases” means any transaction or series of related transactions to purchase Equity Interests of the Corporation or any of its subsidiaries by the Corporation or any subsidiary thereof, whether pursuant to any tender offer or exchange offer (whether or not subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder), open market transactions, private negotiated transactions or otherwise, and, in each case, whether for cash, Equity Interests of the Corporation, other securities of the Corporation, evidences of indebtedness of the Corporation or any other Person or any other property (including Equity Interests, other securities or evidences of indebtedness of a subsidiary), or any combination thereof, effected while this Warrant is outstanding; provided that “Repurchases” shall not include (a) any purchases effected solely by diversified mutual and/or pension funds managed by independent investment advisers or pension plans established solely for the benefit of the Corporation’s or its subsidiaries’ employees, or any of the Corporation’s or its subsidiaries’ employee benefit plans for which investment decisions are made by independent trustees, (b) any purchases of Equity Interests of the Corporation by the Corporation or any Affiliate thereof pursuant to and in compliance with the requirements of Rule 10b-18 under the Exchange Act, (c) any purchases, effected at any time, whether pursuant to any tender offer or exchange offer (whether or not subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder), open market transactions, private negotiated transactions or otherwise, pursuant to which the Corporation repurchases a number of shares of Common Stock not exceeding 45,393,824 shares (such maximum number of shares the “Permitted Repurchase Shares”), it being understood and agreed that the number of Permitted Repurchase Shares shall be reduced to take into account “hedging” or other transactions undertaken by the Corporation in connection with managing the dilutive impact of the contemplated issuance of Warrant 1 Shares and Warrant 2 Shares (in each case as defined in the Framework Agreement), without any double counting with respect to any such hedging arrangements, and (d) Permitted ASRP Transactions.  If at any time the Warrant 1 Shares or the Warrant 2 Shares are adjusted pursuant to the terms of the Warrants, the then remaining number of Permitted Repurchase Shares shall be similarly, appropriately adjusted.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Shareholders Agreement” means the Shareholders Agreement, dated as of March 18, 2013, as amended from time to time, by and among the Corporation, Walgreen Co. and Alliance Boots GmbH, including all annexes, schedules and exhibits thereto.

“Subject Adjustment” has the meaning set forth in Section 12(vii).

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“subsidiary” has the meaning ascribed to it in the Framework Agreement.

“Subject Record Date” has the meaning set forth in Section 12(vii).

“Transaction Documents” has the meaning ascribed to it in the Framework Agreement.

“Warrant” means this Warrant, issued pursuant to the Framework Agreement.

“Warrants” means Warrant 1 and Warrant 2.

“Warrant 1” has the meaning set forth in the Framework Agreement.

“Warrant 2” has the meaning set forth in the Framework Agreement.

“Warrant Shares” has the meaning set forth in Section 2.

“Warrant 1 Shares” has the meaning set forth in the Framework Agreement.

“Warrant 2 Shares” has the meaning set forth in the Framework Agreement.

“Warrant 1 Special Exercise Period” has the meaning set forth in Section 3.

“Warrantholder” has the meaning set forth in Section 2.

“Wolf Directors” has the meaning set forth in the Shareholders Agreement.

2.                                      Number of Warrant Shares; Exercise Price.  This certifies that, for value received, [Warrantholder] or its permitted assigns (the “Warrantholder”) is entitled, upon the terms hereinafter set forth, to acquire from the Corporation, in whole or in part, up to an aggregate of 22,696,912 fully paid and nonassessable shares of Common Stock (the “Warrant Shares”), at a purchase price per share of Common Stock equal to the Exercise Price; provided that the number of Warrant Shares shall be decreased on a one share-for-one share basis, if and to the extent the Warrantholder (or its permitted designee(s)) purchases Additional Open Market Shares pursuant to Section 4.1(b) of the Framework Agreement.  The Warrant Shares and Exercise Price are subject to adjustment as provided herein, and all references to “Common Stock,” “Warrant Shares” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.

3.                                      Exercise of Warrant; Term; Other Agreements; Cancelation.

(i)                                     Subject to Section 2, Section 12(v) and Section 13, the right to purchase the Warrant Shares represented by this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time from and after the earlier of (a) March 18, 2016, (b) any Preliminary Control Date and (c) any Other Voting Security Event (such earlier date, the “Exercise Start Date”), but in no event later than 5:00 p.m., New York City time, September 18, 2016 (such time, the “Expiration Time” and such period from and after the Exercise Start Date through the Expiration Time, the “Exercise Period”), by (A) the surrender of this Warrant and the Notice of Exercise attached as Annex A hereto, duly completed and executed on behalf of the

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Warrantholder, at the principal executive office of the Corporation located at 1300 Morris Drive, Chesterbrook, Pennsylvania 19087 (or such other office or agency of the Corporation in the United States as it may designate by notice in writing to the Warrantholder(s)), and (B) payment of the Exercise Price for the Warrant Shares thereby purchased by, at the sole election of the Warrantholder, either:  (i) tendering in cash, by certified or cashier’s check payable to the order of the Corporation, or by wire transfer of immediately available funds to an account designated by the Corporation (such manner of exercise, a “Cash Exercise”) or (ii) without payment of cash, by reducing the number of Warrant Shares obtainable upon the exercise of this Warrant (either in full or in part, as applicable) and payment of the Exercise Price in cash so as to yield a number of Warrant Shares obtainable upon the exercise of this Warrant (either in full or in part, as applicable) equal to the product of (A) the number of Warrant Shares issuable upon the exercise of this Warrant (either in full or in part, as applicable) (if payment of the Exercise Price were being made in cash) and (B) the Cashless Exercise Ratio (such manner of exercise, a “Cashless Exercise”); provided that, if in response to a Threshold Notice (as defined in the Framework Agreement), if any, the Company shall have responded, within 5 business days of such Threshold Notice, with a written notice to Wolf specifying that it has elected for the Warrant 1 Special Exercise Period to take effect in lieu of Section 4.1(c)(iii) of the Framework Agreement, there shall be an additional Exercise Period (the “Warrant 1 Special Exercise Period”) during which the Warrantholder shall be permitted, at any time or from time to time, to exercise this Warrant, in part, with respect to up to (but in no event exceeding) the lesser of (x) such number of Warrant Shares as is applicable to enable the Investors (as defined in the Shareholders Agreement) to exceed the then-current $500 million (as adjusted) or greater notification threshold under the HSR Act (as defined in the Framework Agreement) Rule 801.1(h), 16 C.F.R. § 801.1(h) and (y) 2,837,114 Warrant Shares (as adjusted to appropriately reflect any of the events referred to in Section 12 ); provided, further, that such additional Exercise Period shall only occur from and after the later of (I) the acquisition in full by the Investors of all Initial Open Market Shares (as defined in the Framework Agreement) and (II) the date, if any, on which the Initial Antitrust Clearance (as defined in the Framework Agreement) shall have been obtained; and provided, further, that such additional Exercise Period shall in any event end immediately following the one-year anniversary of the date on which the Initial Antitrust Clearance shall have been obtained.  Notwithstanding the foregoing, if (1) at any time during the Exercise Period, the Warrantholder has not obtained any approval, exemption, authorization or consent (including the expiration or termination of any waiting periods, as applicable) from any Governmental Entity required pursuant to the HSR Act, any other Antitrust Law or otherwise in connection with the exercise of this Warrant in full and (2) the Warrantholder delivers a written notice to the Corporation, informing the Corporation that the Warrantholder is actively pursuing in good faith any such approval, exemption, authorization, consent, expiration or termination, then the Expiration Time shall be deemed for all purposes hereunder not to have occurred until the later of (x) September 18, 2016 and (y) the earlier of (A) the Warrantholder ceasing to actively pursue in any material respect such approval, exemption, authorization, consent, expiration or termination, (B) any Governmental Entity that must grant any such required approval, exemption, authorization, consent, expiration or termination denying such grant and such denial becoming final and non-appealable and (C) March 18, 2017.

(ii)                                  If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Corporation a new warrant of like tenor in substantially identical form for the purchase of that number of Warrant Shares equal to the difference between the number of Warrant Shares subject to this Warrant and the number of

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Warrant Shares as to which this Warrant is so exercised.

(iii)                               This Warrant, including with respect to its cancelation, is subject to the terms and conditions of the Framework Agreement and the Shareholders Agreement.  Without affecting in any manner any prior exercise of this Warrant (or any Warrant Shares previously issued hereunder), if (a) the Corporation elects to cancel this Warrant in accordance with Section 5.1 of the Framework Agreement or (b) the Warrantholder delivers to the Corporation a written, irrevocable commitment not to exercise this Warrant, this Warrant shall be automatically and immediately canceled and terminated and shall forthwith become void, and the Corporation shall have no obligation to issue, and the Warrantholder shall have no right to acquire, any Warrant Shares under this Warrant.  Upon receipt of notice of cancelation of this Warrant, the Warrantholder shall, as promptly as practicable, surrender this Warrant to the Corporation at the principal executive office of the Corporation located at 1300 Morris Drive, Chesterbrook, Pennsylvania 19087 (or such other office or agency of the Corporation in the United States as it may designate by notice in writing to the Warrantholder(s)).

4.                                      Issuance of Warrant Shares; Authorization; Listing.  Certificates for Equity Interests issued upon exercise of this Warrant will be issued on the third business day following the date of exercise of this Warrant in accordance with its terms in the name of the Warrantholder and will be delivered to the Warrantholder.  The Corporation hereby represents and warrants that any Equity Interests issued upon the exercise of this Warrant in accordance with the provisions of Section 3 will be validly issued, fully paid and nonassessable and free of any liens or encumbrances (other than liens or encumbrances created by the Transaction Documents, arising as a matter of applicable law or created by or at the direction of the Warrantholder, Wolf, Fox or any of their respective Affiliates).  The Corporation agrees that the Equity Interests so issued will be deemed for all purposes to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Corporation in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Corporation may then be closed or certificates representing such Equity Interests may not be actually delivered on such date.  The Corporation will at all times reserve and keep available, out of its authorized but unissued Equity Interests, solely for the purpose of providing for the exercise of this Warrant, the aggregate Equity Interests issuable upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at any such time).  The Corporation will, at its sole expense, procure, subject to issuance or notice of issuance, the listing of any Equity Interests issuable upon exercise of this Warrant on the principal stock exchange on which such Equity Interests are then listed or traded.

5.                                      No Fractional Shares or Scrip.  No fractional Warrant Shares or other Equity Interests or scrip representing fractional Warrant Shares or other Equity Interests shall be issued upon any exercise of this Warrant.  In lieu of any fractional share to which a Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Common Stock or such other Equity Interests on the last trading day preceding the date of exercise less the Exercise Price for such fractional share.

6.                                      No Rights as Stockholders; Transfer Books.  Without limiting in any respect the provisions of the Framework Agreement or the Shareholders Agreement (including the preemptive rights set forth in Section 2.3 thereof), and except as otherwise provided by the terms

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of this Warrant, this Warrant does not entitle the Warrantholder to (i) receive dividends or other distributions, (ii) consent to any action of the stockholders of the Corporation, (iii) receive notice of or vote at any meeting of the stockholders, (iv) receive notice of any other proceedings of the Corporation or (v) exercise any other rights whatsoever, in any such case as a stockholder of the Corporation prior to the date of exercise hereof.

7.                                      Charges, Taxes and Expenses.  Issuance of certificates for Equity Interests to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax (other than taxes in respect of any transfer occurring contemporaneously therewith) or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Corporation.

8.                                      Transfer/Assignment.

(i)                                     With respect to the Investors, this Warrant and the Warrant Shares may only be transferred in accordance with the terms of the Shareholders Agreement.  Subject to compliance with the first sentence of this Section 8, the legend as set forth on the cover page of this Warrant and, in the case of the Investors, the terms of the Shareholders Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Corporation, of the same tenor and date as this Warrant but registered in the name of one or more transferees, upon surrender of this Warrant, duly endorsed, to the office or agency of the Corporation described in Section 3.  If the transferring holder does not transfer the entirety of its rights to purchase all Warrant Shares hereunder, such holder will be entitled to receive from the Corporation a new Warrant in substantially identical form for the purchase of that number of Warrant Shares as to which the right to purchase was not transferred. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new Warrants pursuant to this Section 8 shall be paid by the Corporation, other than the costs and expenses of counsel or any other advisor to the Warrantholder and its transferee.

(ii)                                  Notwithstanding the foregoing, with respect to the Investors, this Warrant and the Warrant Shares issued upon exercise of this Warrant shall be subject to the applicable restrictions as set forth in Section 2.1 of the Shareholders Agreement.

(iii)                               If and for so long as required by the Framework Agreement, this Warrant Certificate shall contain a legend as set forth in Section 4.3 of the Framework Agreement.

9.                                      Exchange and Registry of Warrant.  This Warrant is exchangeable, subject to applicable securities laws, upon the surrender hereof by the Warrantholder to the Corporation, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Warrant Shares.  The Corporation shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant.  This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Corporation, and the Corporation shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

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10.                               Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of a bond, indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Corporation shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Warrant Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

11.                               Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then such action may be taken or such right may be exercised on the next succeeding day that is a business day.

12.                               Adjustments and Other Rights.  The Exercise Price and Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided that if more than one subsection of this Section 12 is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Section 12 so as to result in duplication.

(i)                                     Stock Splits, Subdivisions, Reclassifications or Combinations.  If the Corporation shall at any time or from time to time (a) declare, order, pay or make a dividend or make a distribution on its Common Stock in shares of Common Stock, (b) split, subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares or (c) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such split, subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder(s) immediately after such record date or effective date, as the case may be, shall be entitled to purchase the number of shares of Common Stock which such holder(s) would have owned or been entitled to receive in respect of the shares of Common Stock subject to this Warrant after such date had this Warrant been exercised in full immediately prior to such record date or effective date, as the case may be (disregarding whether or not this Warrant had been exercisable by its terms at such time).  In the event of such adjustment, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such split, subdivision, combination or reclassification shall be immediately adjusted to the number obtained by dividing (x) the product of (1) the number of Warrant Shares issuable upon the exercise of this Warrant in full before the adjustment determined pursuant to the immediately preceding sentence (disregarding whether or not this Warrant was exercisable by its terms at such time) and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for the dividend, distribution, split, subdivision, combination or reclassification giving rise to such adjustment by (y) the new number of Warrant Shares issuable upon exercise of the Warrant in full determined pursuant to the immediately preceding sentence (disregarding whether or not this Warrant is exercisable by its terms at such time).

(ii)                                  Certain Issuances of Common Shares or Convertible Securities.  If the Corporation shall at any time or from time to time issue shares of Common Stock (or rights or warrants or any

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other securities or rights exercisable or convertible into or exchangeable (collectively, a “conversion”) for shares of Common Stock) (collectively, “convertible securities”) (other than in Permitted Transactions or a transaction to which the adjustments set forth in subsection (i) of this Section 12 are applicable), without consideration or at a consideration per share (or having a conversion price per share) that is less than 100% of the Market Price of Common Stock immediately prior to the date of the agreement on pricing of such shares (or of such convertible securities) (such date of agreement, the “Pricing Date”) then, in such event:

(A) the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to the Pricing Date (the “Initial Number”) shall be increased to the number obtained by multiplying the Initial Number by a fraction (I) the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the Pricing Date and (y) the number of additional shares of Common Stock issued (or into which convertible securities may be converted) and (II) the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the Pricing Date and (y) the number of shares of Common Stock (rounded to the nearest whole share) which the Aggregate Consideration in respect of such issuance of shares of Common Stock (or convertible securities) would purchase at the Market Price of Common Stock immediately prior to the Pricing Date; and

(B) the Exercise Price payable upon exercise of this Warrant shall be adjusted by multiplying such Exercise Price in effect immediately prior to the Pricing Date by a fraction, the numerator of which shall be the number of shares of Common Stock issuable upon exercise of this Warrant in full immediately prior to the adjustment pursuant clause (disregarding whether or not this Warrant was exercisable by its terms at such time) (A) above, and the denominator of which shall be the number of shares of Common Stock issuable upon exercise of this Warrant in full immediately after the adjustment pursuant to clause (A) above (disregarding whether or not this Warrant is exercisable by its terms at such time).

For purposes of the foregoing, (1) the “Aggregate Consideration” in respect of such issuance of shares of Common Stock (or convertible securities) shall be deemed to be equal to the sum of the net offering price (before deduction of any related expenses payable to third parties, including discounts and commissions) of all such shares of Common Stock and convertible securities, plus the aggregate amount, if any, payable upon conversion of any such convertible securities (assuming conversion in accordance with their terms immediately following their issuance (and further assuming for this purpose that such convertible securities are convertible at such time)); (2) in the case of the issuance of such shares of Common Stock or convertible securities for, in whole or in part, any non-cash property (or in the case of any non-cash property payable upon conversion of any such convertible securities), the consideration represented by such non-cash property shall be deemed to be the Market Price (in the case of securities) and/or Fair Market Value (in all other cases), as applicable, of such non-cash property as of immediately prior to the Pricing Date (before deduction of any related expenses payable to third parties, including discounts and commissions); (3) on any increase in the number of shares of Common Stock deliverable upon conversion of any such issued convertible securities, and/or any decrease in the consideration receivable by the Corporation in respect of any such conversion (each, a “Post-Issuance Adjustment”), then, to the extent that, in respect of the same facts and events, the adjustment provisions set forth in this

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Section 12 (excluding this clause (3)) do not result in a proportionate increase in the number of Warrant Shares issuable upon the exercise of this Warrant, and/or proportionate decrease in the Exercise Price payable upon exercise of this Warrant, in each case equal to or greater than the proportionate increase and/or decrease, respectively, in respect of such convertible securities, then the number of Warrant Shares issuable, and the Exercise Price payable, upon exercise of this Warrant, in each case then in effect, shall forthwith be readjusted to such number of Warrant Shares and such Exercise Price as would have been obtained had the Post-Issuance Adjustment been effective in respect of such convertible securities as of immediately prior to the Pricing Date of such convertible securities; (4) if the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance of any convertible securities in accordance with this Section 12, subject to clause (3) above, no further adjustment of the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be made for the actual issuance of shares of Common Stock upon the actual conversion of such convertible securities in accordance with their terms; and (5) “Permitted Transactions” shall include (a) issuances of shares of Common Stock (including upon exercise of options) to directors, advisors, employees or consultants of the Corporation pursuant to a stock option plan, employee stock purchase plan, restricted stock plan, other employee benefit plan or other similar compensatory agreement or arrangement approved by the Board of Directors, (b) conversions of convertible securities outstanding as of the date of the Framework Agreement and disclosed in Section 2.2(b) of the Framework Agreement in accordance with the terms of such convertible securities and (c) the exercise of this Warrant or any other Warrants (as defined in the Framework Agreement).  Any adjustment made pursuant to this Section 12(ii) shall become effective immediately upon the date of such issuance.  For the avoidance of doubt, no increase to the Exercise Price or decrease in the number of Warrant Shares issuable upon exercise of this Warrant shall be made pursuant to this Section 12(ii).

(iii)                               Distributions.  If the Corporation shall fix a record date for the making of a dividend or other distribution (by spin-off or otherwise) on shares of Common Stock, whether in cash, Equity Interests of the Corporation, other securities of the Corporation, evidences of indebtedness of the Corporation or any other Person or any other property (including Equity Interests, other securities or evidences of indebtedness of a subsidiary), or any combination thereof, excluding (A) dividends or distributions subject to adjustment pursuant to Section 12(i), (B) Ordinary Cash Dividends or (C) dividends or distributions of rights in connection with the adoption of a stockholder rights plan (adopted in accordance with the Framework Agreement)  in customary form (including with respect to the receipt of such rights in respect of shares of Common Stock (including Warrant Shares) issued subsequent to the initial dividend or distribution of such rights), then in each such case, the number of Warrant Shares issuable upon exercise of this Warrant in full (disregarding whether or not this Warrant had been exercisable by its terms at such time) shall be increased by multiplying such number of Warrant Shares by a fraction, the numerator of which is the Market Price per share of Common Stock on such record date and the denominator of which is the Market Price per share of Common Stock on such record date less the Fair Market Value of the cash and/or any other property, as applicable, to be so paid or distributed in such dividend or distribution in respect of one share of Common Stock (in each case as of the record date of such dividend or distribution); such adjustment shall take effect on the record date for such dividend or distribution.  In the event of such adjustment, the Exercise Price shall immediately be decreased by multiplying such Exercise Price by a fraction, the numerator of

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which is the number of Warrant Shares issuable upon the exercise of this Warrant in full immediately prior to such adjustment (disregarding whether or not this Warrant was exercisable by its terms at such time), and the denominator of which is the new number of Warrant Shares issuable upon exercise of this Warrant determined in accordance with the immediately preceding sentence.  Notwithstanding the foregoing, in the event that the Fair Market Value of the cash and/or any other property, as applicable, to be so paid or distributed in such dividend or distribution in respect of one share of Common Stock (in each case as of the record date of such dividend or distribution) is equal to or greater than the Market Price per share of Common Stock on such record date, then proper provision shall be made such that upon exercise of this Warrant, the Warrantholder shall receive, in addition to the applicable Warrant Shares, the amount and kind of such cash and/or any other property such Warrantholder would have received had such Warrantholder exercised this Warrant immediately prior to such record date (disregarding whether or not this Warrant had been exercisable by its terms at such time).  For purposes of the foregoing, in the event that such dividend or distribution in question is ultimately not so made, the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to make such dividend or distribution, to the Exercise Price that would then be in effect and the number of Warrant Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.  For the avoidance of doubt, no increase to the Exercise Price or decrease in the number of Warrant Shares issuable upon exercise of this Warrant shall be made pursuant to this Section 12(iii).

Notwithstanding the foregoing provisions of this Section 12(iii), in the event that all or any portion of any such dividend or other distribution is in Other Voting Securities, then with respect to such dividend or distribution (or such portion thereof that is in Other Voting Securities, as applicable), the Warrantholder shall have the option, exercisable in writing delivered to the Corporation within 7 days of such Warrantholder’s receipt of the Corporation’s notice pursuant to Section 12(ix) relating to such dividend or other distribution, to elect (1) for the foregoing adjustments set forth in this Section 12(iii) to apply with respect to such dividend or distribution (or such portion thereof that is in Other Voting Securities, as applicable) or (2) in lieu of the foregoing adjustments set forth in this Section 12(iii) with respect to such dividend or distribution (or such portion thereof that is in Other Voting Securities, as applicable), but, for all purposes of this clause (2), after giving effect to the foregoing adjustments set forth in this Section 12(iii) with respect to any portion of such dividend or distribution that is in securities, cash and/or any other property, in each case other than Other Voting Securities, for its right to receive Warrant Shares upon exercise of this Warrant to be converted, effective as of the record date of such dividend or distribution, into the right to exercise this Warrant to acquire such Warrant Shares plus the Other Voting Securities that such Warrant Shares would have been entitled to receive upon consummation of such dividend or distribution, assuming the exercise in full of this Warrant immediately prior to such record date (disregarding whether or not this Warrant was exercisable by its terms at such time); provided that for purposes of this clause (2), (x) the number and type of Other Voting Securities so deliverable upon any exercise of this Warrant shall be adjusted to take into account any stock or security dividends, splits, reverse splits, spin-offs, split-ups, mergers, reclassifications, reorganizations, recapitalizations, combinations or exchanges of securities and the like from and after the consummation of such dividend or distribution in question and at or prior to such exercise of this Warrant, and (y) with respect to any such Other Voting Securities that are described in clause (b) of the definition of Other Voting Securities, the terms of such Other

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Voting Securities, as issued upon exercise of this Warrant, shall take into account any anti-dilution or other adjustments that would have been applicable to such Other Voting Securities had such Other Voting Securities been outstanding from and after the consummation of such dividend or distribution in question.  In the event that such dividend or distribution in question (or such portion thereof that is in Other Voting Securities, as applicable) is ultimately not so made, this Warrant shall be readjusted, effective as of the date when the Board of Directors determines not to make such dividend or distribution (or such portion thereof that is in Other Voting Securities, as applicable), as though the record date thereof had not been fixed.

(iv)                              Repurchases.  If the Corporation or any subsidiary thereof shall at any time or from time to time effect Repurchases, the Exercise Price then in effect and the number of Warrant Shares issuable upon the exercise of this Warrant shall be immediately adjusted, in each case in accordance with the foregoing provisions of this Section 12, as if, in lieu of such Repurchases, the Corporation had (A) first, declared and paid a dividend, in cash (for the avoidance of doubt, that is not an Ordinary Cash Dividend), on shares of Common Stock in an aggregate amount equal to the Assumed Payment Amount, with a record date as of the trading day immediately preceding the date of the first purchase of Equity Interests comprising such Repurchases (or, in the event of a Repurchase structured as a tender or exchange offer (whether or not subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder), the trading day immediately preceding the first public disclosure of the Corporation’s (or such subsidiary’s) intent to effect such Repurchase), and (B) second, effected a reverse-split of Common Stock, in the proportion required to reduce the number of shares of Common Stock outstanding from (1) the number of such shares outstanding immediately prior to the first purchase of Equity Interests comprising such Repurchases to (2) the number of such shares outstanding immediately following the last purchase of Equity Interests comprising such Repurchases (in the case of this clause (B), with such adjustments as are appropriate to exclude the effect of any issuances of Equity Interest, and any dividends, distributions, splits, subdivisions, reclassifications and combinations subject to adjustment pursuant to Section 12(i), in each case from and after the first purchase of Equity Interests comprising such Repurchases and at or prior to the last purchase of Equity Interests comprising such Repurchases).  For the avoidance of doubt, no increase to the Exercise Price or decrease in the number of Warrant Shares issuable upon exercise of this Warrant shall be made pursuant to this Section 12(iv).  For purposes of the foregoing, the “Assumed Payment Amount” with respect to any Repurchases shall mean the aggregate Market Price (in the case of securities) and/or Fair Market Value (in the case of cash and/or any other property), as applicable, as of such Repurchases, of the aggregate consideration paid to effect such Repurchases.

(v)                                 Business Combinations.  In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock subject to adjustment pursuant to Section 12(i)), notwithstanding anything to the contrary contained herein, (a) the Corporation shall notify the Warrantholder(s) in writing of such Business Combination or reclassification as promptly as practicable (but in no event later than 10 business days prior to the effectiveness thereof), (b) the Warrantholder(s)’ right to receive Warrant Shares upon exercise of this Warrant shall be converted, effective upon the occurrence of such Business Combination or reclassification, into the right to exercise this Warrant to acquire the number of shares of stock or other securities or property (including cash) that the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of this Warrant in full immediately prior to such Business Combination or reclassification (disregarding whether or not this Warrant was

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exercisable by its terms at such time) would have been entitled to receive upon consummation of such Business Combination or reclassification, and (c), in the case of a Business Combination with a third party, the Exercise Start Date shall be deemed for all purposes hereunder to be the earlier of (1) the business day immediately prior to the effective date of such Business Combination and (2) the Exercise Start Date as determined without application of this clause (c); and in any such case, if applicable, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder(s) shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to the Warrantholder(s)’ right to exercise this Warrant in exchange for any shares of stock or other securities or property pursuant to this paragraph.  In determining the kind and amount of stock, securities or the property receivable upon exercise of this Warrant upon and following adjustment pursuant to this paragraph, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination (an “Election Mechanic”), then the Warrantholder(s) shall have the right to make the same election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Warrantholder(s) will receive upon exercise of this Warrant.  The Corporation, or the Person or Persons formed by the applicable Business Combination or reclassification, or that acquire(s) the applicable shares of Common Stock, as the case may be, shall make lawful provisions to establish such rights and to provide for such adjustments that, for events from and after such Business Combination or reclassification, shall be as nearly equivalent as possible to the rights and adjustments provided for herein, and the Corporation agrees that it will not be a party to or permit any such Business Combination or reclassification to occur unless such provisions are made as a part of the terms thereof.

(vi)                              Rounding of Calculations; Minimum Adjustments.  All calculations under this Section 12 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be.  Any provision of this Section 12 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Warrant Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, or more.

(vii)                           Timing of Issuance of Additional Securities Upon Certain Adjustments.  In any case in which (1) the provisions of this Section 12 shall require that an adjustment (the “Subject Adjustment”) shall become effective immediately after a record date (the “Subject Record Date”) for an event and (2) the Warrantholder exercises this Warrant after the Subject Record Date and before the consummation of such event, the Corporation may defer until the consummation of such event (i) issuing to such Warrantholder the incrementally additional shares of Common Stock or other property issuable upon such exercise by reason of the Subject Adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Corporation upon request shall promptly deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares (or other property, as applicable), and such cash, upon the consummation of such event.

(viii)                        Statement Regarding Adjustments.  Whenever the Exercise Price or the Warrant Shares into which this Warrant is exercisable shall be adjusted as provided in Section 12, the

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Corporation shall forthwith prepare a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the Warrant Shares into which this Warrant shall be exercisable after such adjustment, and cause a copy of such statement to be delivered to each Warrantholder as promptly as practicable.

(ix)                              Notice of Adjustment Event.  In the event that the Corporation shall propose to take any action of the type described in this Section 12 (but only if the action of the type described in this Section 12 would result in an adjustment in the Exercise Price or the Warrant Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Corporation shall provide written notice to each Warrantholder, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place.  Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant.  In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed.  In case of all other action, such notice shall be given at least 10 days prior to the taking of such proposed action unless the Corporation reasonably determines in good faith that, given the nature of such action, the provision of such notice at least 10 days in advance is not reasonably practicable from a timing perspective, in which case such notice shall be given as far in advance prior to the taking of such proposed action as is reasonably practicable from a timing perspective.

(x)                                 Adjustment Rules.  Any adjustments pursuant to this Section 12 shall be made successively whenever an event referred to herein shall occur.  If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.

(xi)                              No Impairment.  The Corporation will not, by amendment of its certificate of incorporation, bylaws or any other organizational document, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant.  In furtherance and not in limitation of the foregoing, the Corporation agrees that it will not take or permit to be taken any action which would entitle the Warrantholder(s) to an adjustment under this Section 12 if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at such time), together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon the exercise in full of any and all outstanding Equity Interests (disregarding whether or not any such Equity Interests are exercisable by their terms at such time) would exceed the total number of shares of Common Stock then authorized by its certificate of incorporation.

(xii)                           Proceedings Prior to Any Action Requiring Adjustment.  As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 12, the Corporation shall take any and all action which may be necessary, including obtaining regulatory or other governmental, New York Stock Exchange or other applicable securities exchange,

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corporate or stockholder approvals or exemptions, in order that the Corporation may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock, and/or all other securities or other property, that the Warrantholder(s) are entitled to receive upon exercise of this Warrant pursuant to this Section 12.

13.                               Mandatory Exercise Upon Change of Control.  Notwithstanding anything to the contrary contained herein, in the event of the consummation prior to the Expiration Time of a Business Combination where all outstanding shares of Common Stock are exchanged solely for cash consideration, the Corporation shall have the right to cause the Warrantholder to exercise this Warrant; provided that the Corporation must give written notice to the Warrantholder at least 10 business days prior to the date of consummation of such qualifying Business Combination, which notice shall specify the expected date on which such qualifying Business Combination is to take place and set forth the facts with respect thereto as shall be reasonably necessary to indicate the amount of cash deliverable upon exercise of this Warrant and to each outstanding share of Common Stock; provided, further that the Corporation may only cause this Warrant to be exercised concurrently with the consummation of such qualifying Business Combination and the Warrantholder shall be entitled to receive the cash consideration as determined pursuant to Section 12(v).  If the Warrantholder is required to exercise this Warrant pursuant to this Section 13, the Warrantholder shall notify the Corporation within 5 business days after receiving the Corporation’s written notice described above in this Section 13 whether it is electing to exercise this Warrant through a Cash Exercise or a Cashless Exercise.  If (i) the Warrantholder does not provide such notice within 5 business days after receiving the Corporation’s written notice described above in this Section 13, or (ii) the Warrantholder elects a Cash Exercise but does not pay the applicable Exercise Price for the Warrant Shares thereby purchased to the Corporation upon the consummation of such qualifying Business Combination, then the Corporation shall effect the exercise of this Warrant through a Cashless Exercise.

14.                               Governing Law and Jurisdiction.  This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.  In addition, each of the parties hereto (a) submits to the personal jurisdiction of the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such dispute, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such dispute, any Delaware State court sitting in New Castle County, in the event any dispute (whether in contract, tort or otherwise) arises out of this Warrant or the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any claim, action or proceeding relating to this Warrant or the transactions contemplated hereby in any court other than the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such claim, action or proceeding the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such claim, action or proceeding, any Delaware State court

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sitting in New Castle County.  Each party agrees that service of process upon such party in any such claim, action or proceeding shall be effective if notice is given in accordance with the provisions of this Warrant.

15.                               Binding Effect.  This Warrant shall be binding upon any successors or assigns of the Corporation.

16.                               Amendments.  This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Corporation and the Warrantholder(s).

17.                               Notices.  Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a recognized next day courier service.  All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

If to the Corporation, to:

AmerisourceBergen Corporation
1300 Morris Drive

Chesterbrook, PA 19087

Attention:                                         General Counsel
Fax:                                                                       610 727 3612

with a copy to (which copy alone shall not constitute notice):

Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, New York 10019
Attn:                                                                    Damien R. Zoubek, Esq.

Robert I. Townsend III, Esq.
Fax:                                                                       (212) 474-3700

If to a Warrantholder, to the address appearing in the Corporation’s records; provided that if the applicable Warrantholder is either Walgreen Co. or its Affiliates or Alliance Boots GmbH or its Affiliates, then if to Walgreen Co. or its Affiliates, to:

Walgreen Co.
108 Wilmot Road

Deerfield, Illinois 60015
Attention:                                         Thomas J. Sabatino, Executive Vice President, General Counsel and Corporate Secretary
Fax:                                                                       (847) 315-3652

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with a copy to (which copy alone shall not constitute notice):

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attn:                                                                    Andrew R. Brownstein, Esq.

Benjamin M. Roth, Esq.

Fax:                                                                       (212) 403-2000

if to Alliance Boots GmbH or its Affiliates, to:

Alliance Boots GmbH

94 Baarerstrasse

6300 Zug

Switzerland
Attention:                                         Marco Pagni, Group Legal Counsel & Chief Administrative Officer
Email:                                                            Marco.Pagni@allianceboots.com

with a copy to (which copy alone shall not constitute notice):

Darrois Villey Maillot Brochier
69 avenue Victor Hugo
75116 — Paris
France
Attn:                                                                    Me. Alain Maillot
                                                                                                Benjamin S.J. Burman, Esq.
Fax:                                                                       +33 1 45 02 49 59

18.                               Entire Agreement.  This Warrant and the forms attached hereto, the Framework Agreement, the other Transaction Documents (as defined in the Framework Agreement) and, in the case of Walgreen Co. and Alliance Boots GmbH, the Transaction Rights Agreement (as defined in the Framework Agreement), contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

19.                               Specific Performance.  The parties hereto agree that failure of any party to perform its agreements and covenants hereunder, including a party’s failure to take all actions as are necessary on such party’s part in accordance with the terms and conditions of this Warrant to consummate the transactions contemplated hereby, will cause irreparable injury to the other parties, for which monetary damages, even if available, will not be an adequate remedy.  It is agreed that the parties shall be entitled to equitable relief including injunctive relief and specific performance of the terms hereof, without the requirement of posting a bond or other security, and each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of a party’s obligations and to the granting by any court of the remedy of specific performance of such party’s obligations hereunder, this being in addition to any other remedies to which the parties are entitled at law or equity.

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IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed by a duly authorized officer.

Dated:  [      ], 2013

AMERISOURCEBERGEN CORPORATION

By:
Name:
Title:

Acknowledged and Agreed

[WARRANTHOLDER]

By:
Name:
Title:

[Signature Page to Warrant]

Annex A

[Form of Notice of Exercise]

Date:

TO:                           AmerisourceBergen Corporation

RE:                           Election to Purchase Common Stock

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Common Stock set forth below covered by such Warrant.  The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock.  A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, if any, should be issued in the name of the Warrantholder.

Number of shares of Common Stock with respect to which the Warrant is being exercised (including shares to be withheld as payment of the Exercise Price pursuant to Section 3(ii), if any): _________________________

Method of Payment of Exercise Price (note if cashless exercise pursuant to Section 3(ii) of the Warrant or cash exercise pursuant to Section 3(i) of the Warrant):

______________________________________

Aggregate Exercise Price: ________________________________

Holder:

By:

Name:

Title:

ANNEX B-2

FORM OF WARRANT TO PURCHASE COMMON STOCK

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THIS INSTRUMENT IS ISSUED PURSUANT TO AND SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF (1) A FRAMEWORK AGREEMENT, DATED AS OF MARCH 18, 2013, BY AND AMONG THE ISSUER OF THESE SECURITIES, WALGREEN CO. AN ILLINOIS CORPORATION, AND ALLIANCE BOOTS GMBH, A PRIVATE LIMITED LIABILITY COMPANY INCORPORATED UNDER THE LAWS OF SWITZERLAND, A COPY OF WHICH IS ON FILE WITH THE ISSUER AND (2) A SHAREHOLDERS AGREEMENT, DATED AS OF MARCH 18, 2013, BY AND AMONG THE ISSUER OF THESE SECURITIES, WALGREEN CO. AND ALLIANCE BOOTS GMBH.  THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENTS.  ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENTS WILL BE VOID.

WARRANT No. 2
to purchase
22,696,912
Shares of Common Stock
AMERISOURCEBERGEN CORPORATION
a Delaware Corporation

Issue Date:  March 18, 2013

1.                                      Definitions.  Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

“Acceleration Event” means the occurrence of both (1) with respect to the Corporation (a) the execution of definitive documentation for a transaction or series of related transactions with a third party other than an Investor (as defined in the Shareholders Agreement), (b) the recommendation that stockholders tender in response to a tender or exchange offer made by a third party other than an Investor or (c) the failure to recommend within the ten-business day period specified in Rule 14e-2(a) under the Exchange Act that stockholders reject a tender or exchange offer made by a third party other than an Investor, in each case that is with respect to, or could reasonably be expected to result in, a Change of Control Transaction (any transaction set forth in the foregoing clauses (a) – (c), an “Acceleration Transaction”) and (2) an Investor has made a

Qualifying Public Acquisition Proposal (as defined in the Shareholders Agreement) not in violation of Section 2.2 of the Shareholders Agreement.

“Additional Open Market Shares” has the meaning ascribed to it in the Framework Agreement.

“Affiliate” has the meaning ascribed to it in the Framework Agreement.

“Aggregate Consideration” has the meaning ascribed to it in Section 12(ii).

“Antitrust Law” has the meaning ascribed to it in the Framework Agreement.

“Appraisal Procedure” means a procedure whereby two independent, nationally recognized appraisers, one chosen by the Corporation and one by the Warrantholder (or if there is more than one Warrantholder, Warrantholder(s) representing in excess of 50% of the Warrant Shares then issuable upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at such time)), shall mutually agree upon the determinations then the subject of appraisal.  Each party shall deliver a notice to the other appointing its appraiser within 15 days after the Appraisal Procedure is invoked.  If within 30 days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent, nationally recognized appraiser shall be chosen within 10 days thereafter by the mutual consent of such first two appraisers or, if such two first appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in appraisal of the subject matter to be appraised.  In such event, the decision of the third appraiser so appointed and chosen shall be given within 30 days after the selection of such third appraiser.  If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive upon the Corporation and the Warrantholder(s); otherwise, the average of all three determinations shall be binding upon the Corporation and the Warrantholder(s).  50% of the costs of conducting any Appraisal Procedure shall be borne by the Corporation, and 50% of the costs of conducting any Appraisal Procedure shall be borne by Warrantholder(s) (pro rata, based on the Warrant Shares issuable upon exercise of this Warrant in full as of the opening of business on the date on which the Appraisal Procedure is invoked (disregarding whether or not this Warrant is exercisable by its terms at such time)), on the other hand.

“Assumed Payment Amount” has the meaning ascribed to it in Section 12(iv).

“Board of Directors” means the board of directors of the Corporation.

“Business Combination” means a merger, consolidation, statutory share exchange, reorganization, recapitalization or similar extraordinary transaction (which may include a reclassification) involving the Corporation.

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“business day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

“Cash Exercise” has the meaning set forth in Section 3.

“Cashless Exercise” has the meaning set forth in Section 3.

“Cashless Exercise Ratio” with respect to any exercise of this Warrant means a fraction (i) the numerator of which is the excess of (x) the average of the daily Market Prices for the Common Stock for the 20 trading days immediately preceding such exercise date over (y) the Exercise Price, and (ii) the denominator of which is the average of the daily Market Prices for the Common Stock for the 20 trading days immediately preceding such exercise date.

“Change of Control Transaction” means (a) any transaction or series of related transactions as a result of which any Person or group of persons within the meaning of Section 13(d)(3) of the Exchange Act (excluding the Warrantholder or any of its Affiliates) becomes the beneficial owner, directly or indirectly, of 30% or more of the outstanding Equity Interests (measured by either voting power or economic interests) of the Corporation, (b) any transaction or series of related transactions in which the stockholders of the Corporation immediately prior to such transaction or series of related transactions (the “Pre-Transaction Stockholders”) cease to beneficially own, directly or indirectly, at least 70% of the outstanding Equity Interests (measured by either voting power or economic interests) of the Corporation; provided that this clause (b) shall not apply if (1) such transaction or series of related transactions is an acquisition by the Corporation effected, in whole or in part, through the issuance of Equity Interests of the Corporation, (2) such acquisition does not result in a Person or group of persons within the meaning of Section 13(d)(3) of the Exchange Act beneficially owning, directly or indirectly, a greater percentage of the outstanding Equity Interests (measured by either voting power or economic interests) of the Corporation than the Investors, as a group, and (3) the Pre-Transaction Stockholders continue to beneficially own, directly or indirectly, at least 60% of the outstanding Equity Interests (measured by voting power and economic interests) of the Corporation, (c) any Business Combination as a result of which at least 30% ownership of the Corporation is transferred to another Person or group of persons within the meaning of Section 13(d)(3) of the Exchange Act (excluding the Warrantholder or any of its Affiliates), (d) individuals who constitute the Continuing Directors and the Wolf Directors (if any), taken together, ceasing for any reason to constitute at least a majority of the Board of Directors or (e) any sale or lease or exchange, transfer, license or disposition of a business, deposits or assets that constitute 30% or more of the consolidated assets, business, revenues, net income, assets or deposits of the Corporation.

“Common Stock” means the Corporation’s Common Stock, $0.01 par value per share.

“Continuing Directors” means the directors of the Corporation on March 18, 2013 and each other director (other than Wolf Directors, if any), if in each case, such other director’s nomination for election to the Board of Directors is recommended by more than 50% of the Continuing Directors or more than 50% of the members of the Governance and Nominating Committee of the Corporation that are Continuing Directors.

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“conversion” has the meaning ascribed to it in Section 12(ii).

“Convertible Securities” has the meaning ascribed to it in Section 12(ii).

“Corporation” means AmerisourceBergen Corporation, a Delaware corporation.

“Election Mechanic” has the meaning set forth in Section 12(v).

“Equity Interests” means any and all (i) shares, interests, participations or other equivalents (however designated) of capital stock or other voting securities of a corporation, any and all equivalent or analogous ownership (or profit) or voting interests in a Person (other than a corporation), (ii) securities convertible into or exchangeable for shares, interests, participations or other equivalents (however designated) of capital stock or voting securities of (or other ownership or profit or voting interests in) such Person, and (iii) any and all warrants, rights or options to purchase any of the foregoing, whether voting or nonvoting, and, in each case, whether or not such shares, interests, participations, equivalents, securities, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Exercise Period” has the meaning set forth in Section 3.

“Exercise Price” means $52.50, subject to adjustment pursuant to the terms hereof.

“Exercise Start Date” has the meaning set forth in Section 3.

“Expiration Time” has the meaning set forth in Section 3.

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board of Directors, acting in good faith and evidenced by a written notice delivered promptly to the Warrantholder(s) (which written notice shall include certified resolutions of the Board of Directors in respect thereof).  If the Warrantholder (or if there is more than one Warrantholder, Warrantholder(s) representing in excess of 50% of the Warrant Shares then issuable upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at such time)) objects in writing to the Board of Director’s calculation of fair market value within 10 business days of receipt of written notice thereof and the Warrantholder (or if there is more than one Warrantholder, Warrantholder(s) representing in excess of 50% of the Warrant Shares then issuable upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at such time)) and the Corporation are unable to agree on fair market value during the 10-day period following the delivery of the Warrantholder objection, the Appraisal Procedure may be invoked by either the Corporation or the Warrantholder (or if there is more than one Warrantholder, Warrantholder(s) representing in excess of 50% of the Warrant Shares then issuable upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at such time)) to determine Fair Market Value by delivering written notification thereof not later than the 30th day after delivery of the Warrantholder objection.  For the avoidance of doubt, the Fair Market Value of cash shall be the amount of such cash.

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“Framework Agreement” means the Framework Agreement, dated as of March 18, 2013, as amended from time to time, by and among the Corporation, Walgreen Co. and Alliance Boots GmbH, including all annexes, schedules and exhibits thereto.

“Governmental Entities” has the meaning ascribed to it in the Framework Agreement.

“HSR Act” has the meaning ascribed to it in the Framework Agreement.

“Initial Number” has the meaning ascribed to it in Section 12(ii).

“Market Price” means, with respect to the Common Stock or any other security, on any given day, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, of the shares of the Common Stock or of such security, as applicable, on the New York Stock Exchange on such day.  If the Common Stock or such security, as applicable, is not listed on the New York Stock Exchange as of any date of determination, the Market Price of the Common Stock or such security, as applicable, on such date of determination means the closing sale price on such date as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock or such security, as applicable, is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on such date on the principal U.S. national or regional securities exchange on which the Common Stock or such security, as applicable, is so listed or quoted, or if the Common Stock or such security, as applicable, is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price on such date for the Common Stock or such security, as applicable, in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the Market Price of the Common Stock or such security, as applicable, on that date shall mean the Fair Market Value per share as of such date of the Common Stock or such security.  For the purposes of determining the Market Price of the Common Stock or any such security, as applicable, on the “trading day” preceding, on or following the occurrence of an event, (i) that trading day shall be deemed to commence immediately after the regular scheduled closing time of trading on the applicable exchange, market or organization, or, if trading is closed at an earlier time, such earlier time and (ii) that trading day shall end at the next regular scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last trading day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. and the specified event occurs at 5:00 p.m. on that day, the Market Price would be determined by reference to such 4:00 p.m. closing price).

“Ordinary Cash Dividend” means a regular quarterly cash dividend by the Corporation solely on shares of Common Stock out of surplus or net profits legally available therefor (determined in accordance with the General Corporation Law of the State of Delaware) which, when combined on a per share of Common Stock basis with the per share amounts of all other cash dividends and distributions paid by the Corporation on the Common Stock during such fiscal year (as adjusted to appropriately reflect any of the events referred to in Section 12 and excluding the portion of any cash dividends or cash distributions to the extent having resulted in a prior adjustment to the Exercise Price pursuant to Section 12(iii)) (in any fiscal year, such total amount, on a per share basis, the “Total Cash Dividend Payments”), does not exceed: (i) in the fiscal year ending September 30, 2013, $0.84 per share of Common Stock, and (ii) in any subsequent fiscal

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year ending on September 30 of such year, an amount per share of Common Stock not to exceed 118% of the Prior Eligible Amount (in any fiscal year, the amount determined pursuant to the foregoing clause (i) or (ii), as applicable, the “Dividend Threshold”).  For the avoidance of doubt, in the event that the Corporation declares or pays a dividend or distribution that results in the Total Cash Dividend Payments for such fiscal year exceeding the Dividend Threshold for such fiscal year (the amount of such excess, on a per share basis, the “Excess Dividend Amount”), then, for purposes of Section 12, only the Excess Dividend Amount will be considered a dividend or distribution that is not an Ordinary Cash Dividend.  The term “Prior Eligible Amount” means, with respect to any fiscal year, the Dividend Threshold for the prior fiscal year.

“Other Voting Securities” means any, other than (i) Common Stock (and, for the avoidance of doubt, Common Stock expressly excludes, and “Other Voting Securities” expressly includes, any separate class or series of common stock of the Corporation with the right to vote in the election of any directors of the Corporation or otherwise on any other matters (whether separately as a class or series, or together with shares of Common Stock) with respect to which Common Stock is entitled to vote), (ii) any rights issued (or any securities issued in respect of such rights) in connection with the adoption of a stockholder rights plan (adopted in accordance with the Framework Agreement) in customary form (including with respect to the receipt of such rights in respect of shares of Common Stock (including Warrant Shares) issued subsequent to the initial dividend or distribution of such rights) or (iii) any securities issued to directors, advisors, employees or consultants of the Corporation pursuant to a stock option plan, employee stock purchase plan, restricted stock plan, other employee benefit plan or similar compensatory arrangement or agreement approved by the Board of Directors, any (a) securities with the right to vote in the election of any directors of the Corporation or otherwise on any other matters (whether separately as a class or series, or together with shares of Common Stock) with respect to which Common Stock is entitled to vote, and (b) securities convertible into or exchangeable for any such securities, and any and all warrants, rights or options to purchase any of the foregoing.

“Other Voting Security Event” means the earliest to occur of the authorization, designation or issuance by the Corporation of, approval or authorization by the Corporation of the issuance of, or agreement or other commitment by the Corporation to issue, any Other Voting Securities.

“Permitted ASRP Transactions” means any “accelerated share repurchases” by the Corporation or any Affiliate thereof so long as the “covering” purchases are made in compliance with the requirements of Rule 10b-18 (other than Rule 10b-18(b)(1) and Rule 10b-18(b)(2)) under the Exchange Act (assuming Rule 10b-18 was applicable thereto).

“Permitted Transactions” has the meaning ascribed to it in Section 12(ii).

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Post-Issuance Adjustment” has the meaning set forth in Section 12(ii).

“Preliminary Control Date” means (a) with respect to any Acceleration Event (1) if the completion of the applicable Acceleration Transaction or Qualifying Public Acquisition Proposal requires the approval of the stockholders of the Corporation, the date which is 5 business days

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before the record date established for purposes of determining the stockholders entitled to vote on such matter or (2) if such Acceleration Transaction or Qualifying Public Acquisition Proposal is structured as a tender offer or exchange offer, the date which is 5 business days before the initial expiration date of such tender offer or exchange offer or (b) if earlier, immediately prior to the consummation of a Change of Control Transaction.

“Pricing Date” has the meaning set forth in Section 12(ii).

“Repurchases” means any transaction or series of related transactions to purchase Equity Interests of the Corporation or any of its subsidiaries by the Corporation or any subsidiary thereof, whether pursuant to any tender offer or exchange offer (whether or not subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder), open market transactions, private negotiated transactions or otherwise, and, in each case, whether for cash, Equity Interests of the Corporation, other securities of the Corporation, evidences of indebtedness of the Corporation or any other Person or any other property (including Equity Interests, other securities or evidences of indebtedness of a subsidiary), or any combination thereof, effected while this Warrant is outstanding; provided that “Repurchases” shall not include (a) any purchases effected solely by diversified mutual and/or pension funds managed by independent investment advisers or pension plans established solely for the benefit of the Corporation’s or its subsidiaries’ employees, or any of the Corporation’s or its subsidiaries’ employee benefit plans for which investment decisions are made by independent trustees, (b) any purchases of Equity Interests of the Corporation by the Corporation or any Affiliate thereof pursuant to and in compliance with the requirements of Rule 10b-18 under the Exchange Act, (c) any purchases, effected at any time, whether pursuant to any tender offer or exchange offer (whether or not subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder), open market transactions, private negotiated transactions or otherwise, pursuant to which the Corporation repurchases a number of shares of Common Stock not exceeding 45,393,824 shares (such maximum number of shares the “Permitted Repurchase Shares”), it being understood and agreed that the number of Permitted Repurchase Shares shall be reduced to take into account “hedging” or other transactions undertaken by the Corporation in connection with managing the dilutive impact of the contemplated issuance of Warrant 1 Shares and Warrant 2 Shares (in each case as defined in the Framework Agreement), without any double counting with respect to any such hedging arrangements, and (d) Permitted ASRP Transactions.  If at any time the Warrant 1 Shares or the Warrant 2 Shares are adjusted pursuant to the terms of the Warrants, the then remaining number of Permitted Repurchase Shares shall be similarly, appropriately adjusted.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Shareholders Agreement” means the Shareholders Agreement, dated as of March 18, 2013, as amended from time to time, by and among the Corporation, Walgreen Co. and Alliance Boots GmbH, including all annexes, schedules and exhibits thereto.

“Subject Adjustment” has the meaning set forth in Section 12(vii).

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“subsidiary” has the meaning ascribed to it in the Framework Agreement.

“Subject Record Date” has the meaning set forth in Section 12(vii).

“Transaction Documents” has the meaning ascribed to it in the Framework Agreement.

“Warrant” means this Warrant, issued pursuant to the Framework Agreement.

“Warrants” means Warrant 1 and Warrant 2.

“Warrant 1” has the meaning set forth in the Framework Agreement.

“Warrant 2” has the meaning set forth in the Framework Agreement.

“Warrant Shares” has the meaning set forth in Section 2.

“Warrant 1 Shares” has the meaning set forth in the Framework Agreement.

“Warrant 2 Shares” has the meaning set forth in the Framework Agreement.

“Warrant 1 Special Exercise Period” has the meaning set forth in Section 3.

“Warrantholder” has the meaning set forth in Section 2.

“Wolf Directors” has the meaning set forth in the Shareholders Agreement.

2.                                      Number of Warrant Shares; Exercise Price.  This certifies that, for value received, [Warrantholder] or its permitted assigns (the “Warrantholder”) is entitled, upon the terms hereinafter set forth, to acquire from the Corporation, in whole or in part, up to an aggregate of 22,696,912 fully paid and nonassessable shares of Common Stock (the “Warrant Shares”), at a purchase price per share of Common Stock equal to the Exercise Price.  The Warrant Shares and Exercise Price are subject to adjustment as provided herein, and all references to “Common Stock,” “Warrant Shares” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.

3.                                      Exercise of Warrant; Term; Other Agreements; Cancelation.

(i)                                     Subject to Section 2, Section 12(v) and Section 13, the right to purchase the Warrant Shares represented by this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time from and after the earlier of (a) March 18, 2017, (b) any Preliminary Control Date and (c) any Other Voting Security Event (such earlier date, the “Exercise Start Date”), but in no event later than 5:00 p.m., New York City time, September 18, 2017 (such time, the “Expiration Time” and such period from and after the Exercise Start Date through the Expiration Time, the “Exercise Period”), by (A) the surrender of this Warrant and the Notice of Exercise attached as Annex A hereto, duly completed and executed on behalf of the Warrantholder, at the principal executive office of the Corporation located at 1300 Morris Drive, Chesterbrook, Pennsylvania 19087 (or such other office or agency of the Corporation in the United States as it may designate by notice in writing to the Warrantholder(s)), and (B) payment of the

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Exercise Price for the Warrant Shares thereby purchased by, at the sole election of the Warrantholder, either:  (i) tendering in cash, by certified or cashier’s check payable to the order of the Corporation, or by wire transfer of immediately available funds to an account designated by the Corporation (such manner of exercise, a “Cash Exercise”) or (ii) without payment of cash, by reducing the number of Warrant Shares obtainable upon the exercise of this Warrant (either in full or in part, as applicable) and payment of the Exercise Price in cash so as to yield a number of Warrant Shares obtainable upon the exercise of this Warrant (either in full or in part, as applicable) equal to the product of (A) the number of Warrant Shares issuable upon the exercise of this Warrant (either in full or in part, as applicable) (if payment of the Exercise Price were being made in cash) and (B) the Cashless Exercise Ratio (such manner of exercise, a “Cashless Exercise”).  Notwithstanding the foregoing, if (1) at any time during the Exercise Period, the Warrantholder has not obtained any approval, exemption, authorization or consent (including the expiration or termination of any waiting periods, as applicable) from any Governmental Entity required pursuant to the HSR Act, any other Antitrust Law or otherwise in connection with the exercise of this Warrant in full and (2) the Warrantholder delivers a written notice to the Corporation, informing the Corporation that the Warrantholder is actively pursuing in good faith any such approval, exemption, authorization, consent, expiration or termination, then the Expiration Time shall be deemed for all purposes hereunder not to have occurred until the later of (x) September 18, 2017 and (y) the earlier of (A) the Warrantholder ceasing to actively pursue in any material respect such approval, exemption, authorization, consent, expiration or termination, (B) any Governmental Entity that must grant any such required approval, exemption, authorization, consent, expiration or termination denying such grant and such denial becoming final and non-appealable and (C) September 18, 2018.

(ii)                                  If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Corporation a new warrant of like tenor in substantially identical form for the purchase of that number of Warrant Shares equal to the difference between the number of Warrant Shares subject to this Warrant and the number of Warrant Shares as to which this Warrant is so exercised.

(iii)                               This Warrant, including with respect to its cancelation, is subject to the terms and conditions of the Framework Agreement and the Shareholders Agreement.  Without affecting in any manner any prior exercise of this Warrant (or any Warrant Shares previously issued hereunder), if (a) the Corporation elects to cancel this Warrant in accordance with Section 5.1 of the Framework Agreement or (b) the Warrantholder delivers to the Corporation a written, irrevocable commitment not to exercise this Warrant, this Warrant shall be automatically and immediately canceled and terminated and shall forthwith become void, and the Corporation shall have no obligation to issue, and the Warrantholder shall have no right to acquire, any Warrant Shares under this Warrant.  Upon receipt of notice of cancelation of this Warrant, the Warrantholder shall, as promptly as practicable, surrender this Warrant to the Corporation at the principal executive office of the Corporation located at 1300 Morris Drive, Chesterbrook, Pennsylvania 19087 (or such other office or agency of the Corporation in the United States as it may designate by notice in writing to the Warrantholder(s)).

4.                                      Issuance of Warrant Shares; Authorization; Listing.  Certificates for Equity Interests issued upon exercise of this Warrant will be issued on the third business day following the date of exercise of this Warrant in accordance with its terms in the name of the Warrantholder and

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will be delivered to the Warrantholder.  The Corporation hereby represents and warrants that any Equity Interests issued upon the exercise of this Warrant in accordance with the provisions of Section 3 will be validly issued, fully paid and nonassessable and free of any liens or encumbrances (other than liens or encumbrances created by the Transaction Documents, arising as a matter of applicable law or created by or at the direction of the Warrantholder, Wolf, Fox or any of their respective Affiliates).  The Corporation agrees that the Equity Interests so issued will be deemed for all purposes to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Corporation in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Corporation may then be closed or certificates representing such Equity Interests may not be actually delivered on such date.  The Corporation will at all times reserve and keep available, out of its authorized but unissued Equity Interests, solely for the purpose of providing for the exercise of this Warrant, the aggregate Equity Interests issuable upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at any such time).  The Corporation will, at its sole expense, procure, subject to issuance or notice of issuance, the listing of any Equity Interests issuable upon exercise of this Warrant on the principal stock exchange on which such Equity Interests are then listed or traded.

5.                                      No Fractional Shares or Scrip.  No fractional Warrant Shares or other Equity Interests or scrip representing fractional Warrant Shares or other Equity Interests shall be issued upon any exercise of this Warrant.  In lieu of any fractional share to which a Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Common Stock or such other Equity Interests on the last trading day preceding the date of exercise less the Exercise Price for such fractional share.

6.                                      No Rights as Stockholders; Transfer Books.  Without limiting in any respect the provisions of the Framework Agreement or the Shareholders Agreement (including the preemptive rights set forth in Section 2.3 thereof), and except as otherwise provided by the terms of this Warrant, this Warrant does not entitle the Warrantholder to (i) receive dividends or other distributions, (ii) consent to any action of the stockholders of the Corporation, (iii) receive notice of or vote at any meeting of the stockholders, (iv) receive notice of any other proceedings of the Corporation or (v) exercise any other rights whatsoever, in any such case as a stockholder of the Corporation prior to the date of exercise hereof.

7.                                      Charges, Taxes and Expenses.  Issuance of certificates for Equity Interests to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax (other than taxes in respect of any transfer occurring contemporaneously therewith) or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Corporation.

8.                                      Transfer/Assignment.

(i)                                     With respect to the Investors, this Warrant and the Warrant Shares may only be transferred in accordance with the terms of the Shareholders Agreement.  Subject to compliance with the first sentence of this Section 8, the legend as set forth on the cover page of this Warrant and, in the case of the Investors, the terms of the Shareholders Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Corporation by the

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registered holder hereof in person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Corporation, of the same tenor and date as this Warrant but registered in the name of one or more transferees, upon surrender of this Warrant, duly endorsed, to the office or agency of the Corporation described in Section 3.  If the transferring holder does not transfer the entirety of its rights to purchase all Warrant Shares hereunder, such holder will be entitled to receive from the Corporation a new Warrant in substantially identical form for the purchase of that number of Warrant Shares as to which the right to purchase was not transferred. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new Warrants pursuant to this Section 8 shall be paid by the Corporation, other than the costs and expenses of counsel or any other advisor to the Warrantholder and its transferee.

(ii)                                  Notwithstanding the foregoing, with respect to the Investors, this Warrant and the Warrant Shares issued upon exercise of this Warrant shall be subject to the applicable restrictions as set forth in Section 2.1 of the Shareholders Agreement.

(iii)                               If and for so long as required by the Framework Agreement, this Warrant Certificate shall contain a legend as set forth in Section 4.3 of the Framework Agreement.

9.                                      Exchange and Registry of Warrant.  This Warrant is exchangeable, subject to applicable securities laws, upon the surrender hereof by the Warrantholder to the Corporation, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Warrant Shares.  The Corporation shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant.  This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Corporation, and the Corporation shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10.                               Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of a bond, indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Corporation shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Warrant Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

11.                               Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then such action may be taken or such right may be exercised on the next succeeding day that is a business day.

12.                               Adjustments and Other Rights.  The Exercise Price and Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided that if more than one subsection of this Section 12 is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Section 12 so as to result in duplication.

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(i)                                     Stock Splits, Subdivisions, Reclassifications or Combinations.  If the Corporation shall at any time or from time to time (a) declare, order, pay or make a dividend or make a distribution on its Common Stock in shares of Common Stock, (b) split, subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares or (c) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such split, subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder(s) immediately after such record date or effective date, as the case may be, shall be entitled to purchase the number of shares of Common Stock which such holder(s) would have owned or been entitled to receive in respect of the shares of Common Stock subject to this Warrant after such date had this Warrant been exercised in full immediately prior to such record date or effective date, as the case may be (disregarding whether or not this Warrant had been exercisable by its terms at such time).  In the event of such adjustment, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such split, subdivision, combination or reclassification shall be immediately adjusted to the number obtained by dividing (x) the product of (1) the number of Warrant Shares issuable upon the exercise of this Warrant in full before the adjustment determined pursuant to the immediately preceding sentence (disregarding whether or not this Warrant was exercisable by its terms at such time) and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for the dividend, distribution, split, subdivision, combination or reclassification giving rise to such adjustment by (y) the new number of Warrant Shares issuable upon exercise of the Warrant in full determined pursuant to the immediately preceding sentence (disregarding whether or not this Warrant is exercisable by its terms at such time).

(ii)                                  Certain Issuances of Common Shares or Convertible Securities.  If the Corporation shall at any time or from time to time issue shares of Common Stock (or rights or warrants or any other securities or rights exercisable or convertible into or exchangeable (collectively, a “conversion”) for shares of Common Stock) (collectively, “convertible securities”) (other than in Permitted Transactions or a transaction to which the adjustments set forth in subsection (i) of this Section 12 are applicable), without consideration or at a consideration per share (or having a conversion price per share) that is less than 100% of the Market Price of Common Stock immediately prior to the date of the agreement on pricing of such shares (or of such convertible securities) (such date of agreement, the “Pricing Date”) then, in such event:

(A) the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to the Pricing Date (the “Initial Number”) shall be increased to the number obtained by multiplying the Initial Number by a fraction (I) the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the Pricing Date and (y) the number of additional shares of Common Stock issued (or into which convertible securities may be converted) and (II) the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the Pricing Date and (y) the number of shares of Common Stock (rounded to the nearest whole share) which the Aggregate Consideration in respect of such issuance of shares of Common Stock (or convertible securities) would purchase at the Market Price of Common Stock immediately prior to the Pricing Date; and

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(B) the Exercise Price payable upon exercise of this Warrant shall be adjusted by multiplying such Exercise Price in effect immediately prior to the Pricing Date by a fraction, the numerator of which shall be the number of shares of Common Stock issuable upon exercise of this Warrant in full immediately prior to the adjustment pursuant clause (disregarding whether or not this Warrant was exercisable by its terms at such time) (A) above, and the denominator of which shall be the number of shares of Common Stock issuable upon exercise of this Warrant in full immediately after the adjustment pursuant to clause (A) above (disregarding whether or not this Warrant is exercisable by its terms at such time).

For purposes of the foregoing, (1) the “Aggregate Consideration” in respect of such issuance of shares of Common Stock (or convertible securities) shall be deemed to be equal to the sum of the net offering price (before deduction of any related expenses payable to third parties, including discounts and commissions) of all such shares of Common Stock and convertible securities, plus the aggregate amount, if any, payable upon conversion of any such convertible securities (assuming conversion in accordance with their terms immediately following their issuance (and further assuming for this purpose that such convertible securities are convertible at such time)); (2) in the case of the issuance of such shares of Common Stock or convertible securities for, in whole or in part, any non-cash property (or in the case of any non-cash property payable upon conversion of any such convertible securities), the consideration represented by such non-cash property shall be deemed to be the Market Price (in the case of securities) and/or Fair Market Value (in all other cases), as applicable, of such non-cash property as of immediately prior to the Pricing Date (before deduction of any related expenses payable to third parties, including discounts and commissions); (3) on any increase in the number of shares of Common Stock deliverable upon conversion of any such issued convertible securities, and/or any decrease in the consideration receivable by the Corporation in respect of any such conversion (each, a “Post-Issuance Adjustment”), then, to the extent that, in respect of the same facts and events, the adjustment provisions set forth in this Section 12 (excluding this clause (3)) do not result in a proportionate increase in the number of Warrant Shares issuable upon the exercise of this Warrant, and/or proportionate decrease in the Exercise Price payable upon exercise of this Warrant, in each case equal to or greater than the proportionate increase and/or decrease, respectively, in respect of such convertible securities, then the number of Warrant Shares issuable, and the Exercise Price payable, upon exercise of this Warrant, in each case then in effect, shall forthwith be readjusted to such number of Warrant Shares and such Exercise Price as would have been obtained had the Post-Issuance Adjustment been effective in respect of such convertible securities as of immediately prior to the Pricing Date of such convertible securities; (4) if the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance of any convertible securities in accordance with this Section 12, subject to clause (3) above, no further adjustment of the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be made for the actual issuance of shares of Common Stock upon the actual conversion of such convertible securities in accordance with their terms; and (5) “Permitted Transactions” shall include (a) issuances of shares of Common Stock (including upon exercise of options) to directors, advisors, employees or consultants of the Corporation pursuant to a stock option plan, employee stock purchase plan, restricted stock plan, other employee benefit plan or other similar compensatory agreement or arrangement approved by the Board of Directors, (b) conversions of convertible securities outstanding as of the date of the Framework Agreement and disclosed in Section 2.2(b) of the Framework Agreement in accordance with the terms of such convertible

13

securities and (c) the exercise of this Warrant or any other Warrants (as defined in the Framework Agreement).  Any adjustment made pursuant to this Section 12(ii) shall become effective immediately upon the date of such issuance.  For the avoidance of doubt, no increase to the Exercise Price or decrease in the number of Warrant Shares issuable upon exercise of this Warrant shall be made pursuant to this Section 12(ii).

(iii)                               Distributions.  If the Corporation shall fix a record date for the making of a dividend or other distribution (by spin-off or otherwise) on shares of Common Stock, whether in cash, Equity Interests of the Corporation, other securities of the Corporation, evidences of indebtedness of the Corporation or any other Person or any other property (including Equity Interests, other securities or evidences of indebtedness of a subsidiary), or any combination thereof, excluding (A) dividends or distributions subject to adjustment pursuant to Section 12(i), (B) Ordinary Cash Dividends or (C) dividends or distributions of rights in connection with the adoption of a stockholder rights plan (adopted in accordance with the Framework Agreement)  in customary form (including with respect to the receipt of such rights in respect of shares of Common Stock (including Warrant Shares) issued subsequent to the initial dividend or distribution of such rights), then in each such case, the number of Warrant Shares issuable upon exercise of this Warrant in full (disregarding whether or not this Warrant had been exercisable by its terms at such time) shall be increased by multiplying such number of Warrant Shares by a fraction, the numerator of which is the Market Price per share of Common Stock on such record date and the denominator of which is the Market Price per share of Common Stock on such record date less the Fair Market Value of the cash and/or any other property, as applicable, to be so paid or distributed in such dividend or distribution in respect of one share of Common Stock (in each case as of the record date of such dividend or distribution); such adjustment shall take effect on the record date for such dividend or distribution.  In the event of such adjustment, the Exercise Price shall immediately be decreased by multiplying such Exercise Price by a fraction, the numerator of which is the number of Warrant Shares issuable upon the exercise of this Warrant in full immediately prior to such adjustment (disregarding whether or not this Warrant was exercisable by its terms at such time), and the denominator of which is the new number of Warrant Shares issuable upon exercise of this Warrant determined in accordance with the immediately preceding sentence.  Notwithstanding the foregoing, in the event that the Fair Market Value of the cash and/or any other property, as applicable, to be so paid or distributed in such dividend or distribution in respect of one share of Common Stock (in each case as of the record date of such dividend or distribution) is equal to or greater than the Market Price per share of Common Stock on such record date, then proper provision shall be made such that upon exercise of this Warrant, the Warrantholder shall receive, in addition to the applicable Warrant Shares, the amount and kind of such cash and/or any other property such Warrantholder would have received had such Warrantholder exercised this Warrant immediately prior to such record date (disregarding whether or not this Warrant had been exercisable by its terms at such time).  For purposes of the foregoing, in the event that such dividend or distribution in question is ultimately not so made, the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to make such dividend or distribution, to the Exercise Price that would then be in effect and the number of Warrant Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.  For the avoidance of doubt, no increase to the Exercise Price or decrease in the

14

number of Warrant Shares issuable upon exercise of this Warrant shall be made pursuant to this Section 12(iii).

Notwithstanding the foregoing provisions of this Section 12(iii), in the event that all or any portion of any such dividend or other distribution is in Other Voting Securities, then with respect to such dividend or distribution (or such portion thereof that is in Other Voting Securities, as applicable), the Warrantholder shall have the option, exercisable in writing delivered to the Corporation within 7 days of such Warrantholder’s receipt of the Corporation’s notice pursuant to Section 12(ix) relating to such dividend or other distribution, to elect (1) for the foregoing adjustments set forth in this Section 12(iii) to apply with respect to such dividend or distribution (or such portion thereof that is in Other Voting Securities, as applicable) or (2) in lieu of the foregoing adjustments set forth in this Section 12(iii) with respect to such dividend or distribution (or such portion thereof that is in Other Voting Securities, as applicable), but, for all purposes of this clause (2), after giving effect to the foregoing adjustments set forth in this Section 12(iii) with respect to any portion of such dividend or distribution that is in securities, cash and/or any other property, in each case other than Other Voting Securities, for its right to receive Warrant Shares upon exercise of this Warrant to be converted, effective as of the record date of such dividend or distribution, into the right to exercise this Warrant to acquire such Warrant Shares plus the Other Voting Securities that such Warrant Shares would have been entitled to receive upon consummation of such dividend or distribution, assuming the exercise in full of this Warrant immediately prior to such record date (disregarding whether or not this Warrant was exercisable by its terms at such time); provided that for purposes of this clause (2), (x) the number and type of Other Voting Securities so deliverable upon any exercise of this Warrant shall be adjusted to take into account any stock or security dividends, splits, reverse splits, spin-offs, split-ups, mergers, reclassifications, reorganizations, recapitalizations, combinations or exchanges of securities and the like from and after the consummation of such dividend or distribution in question and at or prior to such exercise of this Warrant, and (y) with respect to any such Other Voting Securities that are described in clause (b) of the definition of Other Voting Securities, the terms of such Other Voting Securities, as issued upon exercise of this Warrant, shall take into account any anti-dilution or other adjustments that would have been applicable to such Other Voting Securities had such Other Voting Securities been outstanding from and after the consummation of such dividend or distribution in question.  In the event that such dividend or distribution in question (or such portion thereof that is in Other Voting Securities, as applicable) is ultimately not so made, this Warrant shall be readjusted, effective as of the date when the Board of Directors determines not to make such dividend or distribution (or such portion thereof that is in Other Voting Securities, as applicable), as though the record date thereof had not been fixed.

(iv)                              Repurchases.  If the Corporation or any subsidiary thereof shall at any time or from time to time effect Repurchases, the Exercise Price then in effect and the number of Warrant Shares issuable upon the exercise of this Warrant shall be immediately adjusted, in each case in accordance with the foregoing provisions of this Section 12, as if, in lieu of such Repurchases, the Corporation had (A) first, declared and paid a dividend, in cash (for the avoidance of doubt, that is not an Ordinary Cash Dividend), on shares of Common Stock in an aggregate amount equal to the Assumed Payment Amount, with a record date as of the trading day immediately preceding the date of the first purchase of Equity Interests comprising such Repurchases (or, in the event of a Repurchase structured as a tender or exchange offer (whether or not subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder), the trading day

15

immediately preceding the first public disclosure of the Corporation’s (or such subsidiary’s) intent to effect such Repurchase), and (B) second, effected a reverse-split of Common Stock, in the proportion required to reduce the number of shares of Common Stock outstanding from (1) the number of such shares outstanding immediately prior to the first purchase of Equity Interests comprising such Repurchases to (2) the number of such shares outstanding immediately following the last purchase of Equity Interests comprising such Repurchases (in the case of this clause (B), with such adjustments as are appropriate to exclude the effect of any issuances of Equity Interest, and any dividends, distributions, splits, subdivisions, reclassifications and combinations subject to adjustment pursuant to Section 12(i), in each case from and after the first purchase of Equity Interests comprising such Repurchases and at or prior to the last purchase of Equity Interests comprising such Repurchases).  For the avoidance of doubt, no increase to the Exercise Price or decrease in the number of Warrant Shares issuable upon exercise of this Warrant shall be made pursuant to this Section 12(iv).  For purposes of the foregoing, the “Assumed Payment Amount” with respect to any Repurchases shall mean the aggregate Market Price (in the case of securities) and/or Fair Market Value (in the case of cash and/or any other property), as applicable, as of such Repurchases, of the aggregate consideration paid to effect such Repurchases.

(v)                                 Business Combinations.  In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock subject to adjustment pursuant to Section 12(i)), notwithstanding anything to the contrary contained herein, (a) the Corporation shall notify the Warrantholder(s) in writing of such Business Combination or reclassification as promptly as practicable (but in no event later than 10 business days prior to the effectiveness thereof), (b) the Warrantholder(s)’ right to receive Warrant Shares upon exercise of this Warrant shall be converted, effective upon the occurrence of such Business Combination or reclassification, into the right to exercise this Warrant to acquire the number of shares of stock or other securities or property (including cash) that the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of this Warrant in full immediately prior to such Business Combination or reclassification (disregarding whether or not this Warrant was exercisable by its terms at such time) would have been entitled to receive upon consummation of such Business Combination or reclassification, and (c), in the case of a Business Combination with a third party, the Exercise Start Date shall be deemed for all purposes hereunder to be the earlier of (1) the business day immediately prior to the effective date of such Business Combination and (2) the Exercise Start Date as determined without application of this clause (c); and in any such case, if applicable, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder(s) shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to the Warrantholder(s)’ right to exercise this Warrant in exchange for any shares of stock or other securities or property pursuant to this paragraph.  In determining the kind and amount of stock, securities or the property receivable upon exercise of this Warrant upon and following adjustment pursuant to this paragraph, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination (an “Election Mechanic”), then the Warrantholder(s) shall have the right to make the same election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Warrantholder(s) will receive upon exercise of this Warrant.  The Corporation, or the Person or Persons formed by the applicable Business Combination or reclassification, or that acquire(s) the applicable shares of Common Stock, as the case may be, shall make lawful provisions to establish such rights and to provide for such adjustments that, for events from and after such Business Combination or reclassification, shall be as nearly equivalent

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as possible to the rights and adjustments provided for herein, and the Corporation agrees that it will not be a party to or permit any such Business Combination or reclassification to occur unless such provisions are made as a part of the terms thereof.

(vi)                              Rounding of Calculations; Minimum Adjustments.  All calculations under this Section 12 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be.  Any provision of this Section 12 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Warrant Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, or more.

(vii)                           Timing of Issuance of Additional Securities Upon Certain Adjustments.  In any case in which (1) the provisions of this Section 12 shall require that an adjustment (the “Subject Adjustment”) shall become effective immediately after a record date (the “Subject Record Date”) for an event and (2) the Warrantholder exercises this Warrant after the Subject Record Date and before the consummation of such event, the Corporation may defer until the consummation of such event (i) issuing to such Warrantholder the incrementally additional shares of Common Stock or other property issuable upon such exercise by reason of the Subject Adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Corporation upon request shall promptly deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares (or other property, as applicable), and such cash, upon the consummation of such event.

(viii)                        Statement Regarding Adjustments.  Whenever the Exercise Price or the Warrant Shares into which this Warrant is exercisable shall be adjusted as provided in Section 12, the Corporation shall forthwith prepare a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the Warrant Shares into which this Warrant shall be exercisable after such adjustment, and cause a copy of such statement to be delivered to each Warrantholder as promptly as practicable.

(ix)                              Notice of Adjustment Event.  In the event that the Corporation shall propose to take any action of the type described in this Section 12 (but only if the action of the type described in this Section 12 would result in an adjustment in the Exercise Price or the Warrant Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Corporation shall provide written notice to each Warrantholder, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place.  Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant.  In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed.  In case of all other action, such notice shall be given at least 10 days prior to the taking of such proposed action unless the Corporation reasonably determines in good faith that, given the nature of such action, the provision of such notice at least 10 days in advance is not reasonably practicable from a timing

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perspective, in which case such notice shall be given as far in advance prior to the taking of such proposed action as is reasonably practicable from a timing perspective.

(x)                                 Adjustment Rules.  Any adjustments pursuant to this Section 12 shall be made successively whenever an event referred to herein shall occur.  If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.

(xi)                              No Impairment.  The Corporation will not, by amendment of its certificate of incorporation, bylaws or any other organizational document, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant.  In furtherance and not in limitation of the foregoing, the Corporation agrees that it will not take or permit to be taken any action which would entitle the Warrantholder(s) to an adjustment under this Section 12 if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant in full (disregarding whether or not this Warrant is exercisable by its terms at such time), together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon the exercise in full of any and all outstanding Equity Interests (disregarding whether or not any such Equity Interests are exercisable by their terms at such time) would exceed the total number of shares of Common Stock then authorized by its certificate of incorporation.

(xii)                           Proceedings Prior to Any Action Requiring Adjustment.  As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 12, the Corporation shall take any and all action which may be necessary, including obtaining regulatory or other governmental, New York Stock Exchange or other applicable securities exchange, corporate or stockholder approvals or exemptions, in order that the Corporation may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock, and/or all other securities or other property, that the Warrantholder(s) are entitled to receive upon exercise of this Warrant pursuant to this Section 12.

13.                               Mandatory Exercise Upon Change of Control.  Notwithstanding anything to the contrary contained herein, in the event of the consummation prior to the Expiration Time of a Business Combination where all outstanding shares of Common Stock are exchanged solely for cash consideration, the Corporation shall have the right to cause the Warrantholder to exercise this Warrant; provided that the Corporation must give written notice to the Warrantholder at least 10 business days prior to the date of consummation of such qualifying Business Combination, which notice shall specify the expected date on which such qualifying Business Combination is to take place and set forth the facts with respect thereto as shall be reasonably necessary to indicate the amount of cash deliverable upon exercise of this Warrant and to each outstanding share of Common Stock; provided, further that the Corporation may only cause this Warrant to be exercised concurrently with the consummation of such qualifying Business Combination and the Warrantholder shall be entitled to receive the cash consideration as determined pursuant to Section 12(v).  If the Warrantholder is required to exercise this Warrant pursuant to this Section 13, the Warrantholder shall notify the Corporation within 5 business days after receiving the

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Corporation’s written notice described above in this Section 13 whether it is electing to exercise this Warrant through a Cash Exercise or a Cashless Exercise.  If (i) the Warrantholder does not provide such notice within 5 business days after receiving the Corporation’s written notice described above in this Section 13, or (ii) the Warrantholder elects a Cash Exercise but does not pay the applicable Exercise Price for the Warrant Shares thereby purchased to the Corporation upon the consummation of such qualifying Business Combination, then the Corporation shall effect the exercise of this Warrant through a Cashless Exercise.

14.                               Governing Law and Jurisdiction.  This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.  In addition, each of the parties hereto (a) submits to the personal jurisdiction of the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such dispute, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such dispute, any Delaware State court sitting in New Castle County, in the event any dispute (whether in contract, tort or otherwise) arises out of this Warrant or the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any claim, action or proceeding relating to this Warrant or the transactions contemplated hereby in any court other than the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such claim, action or proceeding the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such claim, action or proceeding, any Delaware State court sitting in New Castle County.  Each party agrees that service of process upon such party in any such claim, action or proceeding shall be effective if notice is given in accordance with the provisions of this Warrant.

15.                               Binding Effect.  This Warrant shall be binding upon any successors or assigns of the Corporation.

16.                               Amendments.  This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Corporation and the Warrantholder(s).

17.                               Notices.  Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a recognized next day courier service.  All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

If to the Corporation, to:

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AmerisourceBergen Corporation
1300 Morris Drive

Chesterbrook, PA 19087

Attention:                                         General Counsel
Fax:                                                                       610 727 3612

with a copy to (which copy alone shall not constitute notice):

Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, New York 10019
Attn:                                                                    Damien R. Zoubek, Esq.

Robert I. Townsend III, Esq.
Fax:                                                                       (212) 474-3700

If to a Warrantholder, to the address appearing in the Corporation’s records; provided that if the applicable Warrantholder is either Walgreen Co. or its Affiliates or Alliance Boots GmbH or its Affiliates, then if to Walgreen Co. or its Affiliates, to:

Walgreen Co.
108 Wilmot Road

Deerfield, Illinois 60015
Attention:                                         Thomas J. Sabatino, Executive Vice President, General Counsel and Corporate Secretary
Fax:                                                                       (847) 315-3652

with a copy to (which copy alone shall not constitute notice):

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attn:                                                                    Andrew R. Brownstein, Esq.
                                                                                                Benjamin M. Roth, Esq.
Fax:                                                                       (212) 403-2000

if to Alliance Boots GmbH or its Affiliates, to:

Alliance Boots GmbH

94 Baarerstrasse

6300 Zug

Switzerland
Attention:                                         Marco Pagni, Group Legal Counsel & Chief Administrative Officer
Email:                                                            Marco.Pagni@allianceboots.com

with a copy to (which copy alone shall not constitute notice):

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Darrois Villey Maillot Brochier
69 avenue Victor Hugo
75116 — Paris
France
Attn:                                                                    Me. Alain Maillot
                                                                                                Benjamin S.J. Burman, Esq.
Fax:                                                                       +33 1 45 02 49 59

18.                               Entire Agreement.  This Warrant and the forms attached hereto, the Framework Agreement, the other Transaction Documents (as defined in the Framework Agreement) and, in the case of Walgreen Co. and Alliance Boots GmbH, the Transaction Rights Agreement (as defined in the Framework Agreement), contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

19.                               Specific Performance.  The parties hereto agree that failure of any party to perform its agreements and covenants hereunder, including a party’s failure to take all actions as are necessary on such party’s part in accordance with the terms and conditions of this Warrant to consummate the transactions contemplated hereby, will cause irreparable injury to the other parties, for which monetary damages, even if available, will not be an adequate remedy.  It is agreed that the parties shall be entitled to equitable relief including injunctive relief and specific performance of the terms hereof, without the requirement of posting a bond or other security, and each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of a party’s obligations and to the granting by any court of the remedy of specific performance of such party’s obligations hereunder, this being in addition to any other remedies to which the parties are entitled at law or equity.

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IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed by a duly authorized officer.

Dated:  [      ], 2013

AMERISOURCEBERGEN CORPORATION

By:
Name:
Title:

Acknowledged and Agreed

[WARRANTHOLDER]

By:
Name:
Title:

[Signature Page to Warrant]

Annex A

[Form of Notice of Exercise]

Date:

TO:                           AmerisourceBergen Corporation

RE:                           Election to Purchase Common Stock

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Common Stock set forth below covered by such Warrant.  The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock.  A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, if any, should be issued in the name of the Warrantholder.

Number of shares of Common Stock with respect to which the Warrant is being exercised (including shares to be withheld as payment of the Exercise Price pursuant to Section 3(ii), if any): ______________________________________

Method of Payment of Exercise Price (note if cashless exercise pursuant to Section 3(ii) of the Warrant or cash exercise pursuant to Section 3(i) of the Warrant):

___________________________________

Aggregate Exercise Price: _______________________________

Holder:

By:

Name:

Title: